KPMG

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

of

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Financial Statements

December 31, 2011

(With Report of Independent Registered Public Accounting Firm Thereon)

KPMG

KPMG LLP
4200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

The Board of Directors of Allianz Life Insurance Company of New York and
Contract Owners of Allianz Life of NY Variable Account C:

We have audited the accompanying statements of assets and liabilities of the sub-accounts of Allianz Life of NY Variable Account C (the Variable Account) as of December 31, 2011, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the periods presented.  These financial statements and financial highlights are the responsibility of the Variable Account's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Investment securities held in custody for the benefit of the Variable Account were confirmed to us by the transfer agents of the underlying mutual funds.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the sub-accounts of Allianz Life of NY Variable Account C as of December 31, 2011, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods stated above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG

Minneapolis, Minnesota
March 23, 2012

KPMG LLP is a Delaware limited partnership,
 the U.S. member firm of KPMG International Cooperative
(“KPMG International”), a Swiss entity

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2011
(In thousands)

	Alger American Capital Appreciation Portfolio	Alger American LargeCap Growth Portfolio	Alger American MidCap Growth Portfolio	Alger American SmallCap Growth Portfolio	AZL Allianz AGIC Opportunity Fund	AZL Balanced Index Strategy Fund

Assets:
Investments at Net Asset Value	$ 211	$ 59	$ 29	$ 1	$ 3,385	$ 23,400
Total Assets	211	59	29	1	3,385	23,400

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	211	59	29	1	3,385	23,400

Contract Owners' Equity:
Contracts in Accumulation Period	211	59	29	1	3,385	23,400
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 211	$ 59	$ 29	$ 1	$ 3,385	$ 23,400

Investment Shares	4	1	2	-	292	1,822
Investments at Cost	$ 223	$ 78	$ 42	$ 1	$ 3,403	$ 22,194

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2011
(In thousands)

	AZL BlackRock Capital Appreciation Fund	AZL Columbia Mid Cap Value Fund	AZL Columbia Small Cap Value Fund	AZL Davis NY Venture Fund	AZL Dreyfus Equity Growth Fund	AZL Eaton Vance Large Cap Value Fund

Assets:
Investments at Net Asset Value	$ 15,575	$ 4,773	$ 3,582	$ 16,008	$ 4,630	$ 6,897
Total Assets	15,575	4,773	3,582	16,008	4,630	6,897

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	15,575	4,773	3,582	16,008	4,630	6,897

Contract Owners' Equity:
Contracts in Accumulation Period	15,575	4,773	3,582	16,006	4,630	6,897
Contracts in Annuity Payment Period	-	-	-	2	-	-
Total Contract Owners' Equity	$ 15,575	$ 4,773	$ 3,582	$ 16,008	$ 4,630	$ 6,897

Investment Shares	1,239	623	354	1,458	499	885
Investments at Cost	$ 14,603	$ 4,369	$ 3,432	$ 14,852	$ 4,684	$ 8,160

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2011
(In thousands)

	AZL Franklin Small Cap Value Fund	AZL Franklin Templeton Founding Strategy Plus Fund	AZL Fusion Balanced Fund	AZL Fusion Conservative Fund	AZL Fusion Growth Fund	AZL Fusion Moderate Fund

Assets:
Investments at Net Asset Value	$ 8,627	$ 24,865	$ 56,024	$ 10,849	$ 27,277	$ 128,238
Total Assets	8,627	24,865	56,024	10,849	27,277	128,238

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	8,627	24,865	56,024	10,849	27,277	128,238

Contract Owners' Equity:
Contracts in Accumulation Period	8,627	24,865	56,024	10,849	27,277	128,238
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 8,627	$ 24,865	$ 56,024	$ 10,849	$ 27,277	$ 128,238

Investment Shares	541	2,313	5,310	982	2,868	12,709
Investments at Cost	$ 7,709	$ 25,027	$ 55,038	$ 10,749	$ 29,882	$ 128,141

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2011
(In thousands)

	AZL Gateway Fund	AZL Growth Index Strategy Fund	AZL International Index Fund	AZL Invesco Equity and Income Fund	AZL Invesco Growth and Income Fund	AZL Invesco International Equity Fund

Assets:
Investments at Net Asset Value	$ 6,988	$ 74,464	$ 5,118	$ 26,062	$ 4,403	$ 11,487
Total Assets	6,988	74,464	5,118	26,062	4,403	11,487

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	6,988	74,464	5,118	26,062	4,403	11,487

Contract Owners' Equity:
Contracts in Accumulation Period	6,988	74,464	5,118	26,062	4,403	11,487
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 6,988	$ 74,464	$ 5,118	$ 26,062	$ 4,403	$ 11,487

Investment Shares	669	5,569	425	2,258	424	822
Investments at Cost	$ 6,844	$ 72,871	$ 5,515	$ 25,092	$ 4,413	$ 11,580

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2011
(In thousands)

	AZL J.P.Morgan International Opportunities Fund	AZL JPMorgan U.S. Equity Fund	AZL MFS Investors Trust Fund	AZL Mid Cap Index Fund	AZL Money Market Fund	AZL Morgan Stanley Global Real Estate Fund

Assets:
Investments at Net Asset Value	$ 11,382	$ 6,683	$ 8,644	$ 1,044	$ 51,788	$ 3,352
Total Assets	11,382	6,683	8,644	1,044	51,788	3,352

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	11,382	6,683	8,644	1,044	51,788	3,352

Contract Owners' Equity:
Contracts in Accumulation Period	11,382	6,683	8,644	1,044	51,746	3,352
Contracts in Annuity Payment Period	-	-	-	-	42	-
Total Contract Owners' Equity	$ 11,382	$ 6,683	$ 8,644	$ 1,044	$ 51,788	$ 3,352

Investment Shares	848	725	627	69	51,788	429
Investments at Cost	$ 12,861	$ 6,646	$ 7,504	$ 1,086	$ 51,788	$ 3,352

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2011
(In thousands)

	AZL Morgan Stanley Mid Cap Growth Fund	AZL S&P 500 Index Fund	AZL Schroder Emerging Markets Equity Fund CL 1	AZL Schroder Emerging Markets Equity Fund CL 2	AZL Small Cap Stock Index Fund	AZL Turner Quantitative Small Cap Growth Fund

Assets:
Investments at Net Asset Value	$ 15,709	$ 20,596	$ 1,556	$ 9,717	$ 6,482	$ 2,046
Total Assets	15,709	20,596	1,556	9,717	6,482	2,046

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	15,709	20,596	1,556	9,717	6,482	2,046

Contract Owners' Equity:
Contracts in Accumulation Period	15,709	20,596	1,556	9,717	6,482	2,046
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 15,709	$ 20,596	$ 1,556	$ 9,717	$ 6,482	$ 2,046

Investment Shares	1,179	2,375	220	1,374	657	218
Investments at Cost	$ 14,291	$ 19,297	$ 945	$ 9,783	$ 5,915	$ 1,933

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2011
(In thousands)

	BlackRock Global Allocations V.I. Fund	Columbia Variable Portfolio – Select Smaller-Cap Value Fund	Columbia Variable Portfolio – Seligman Global Technology Fund	Davis VA Financial Portfolio	Davis VA Value Portfolio	Fidelity VIP FundsManager 50% Portfolio

Assets:
Investments at Net Asset Value	$ 100,990	$ 564	$ 8	$ 1,881	$ 212	$ 1,757
Total Assets	100,990	564	8	1,881	212	1,757

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	100,990	564	8	1,881	212	1,757

Contract Owners' Equity:
Contracts in Accumulation Period	100,990	564	8	1,881	212	1,757
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 100,990	$ 564	$ 8	$ 1,881	$ 212	$ 1,757

Investment Shares	7,605	53	-	188	20	180
Investments at Cost	$ 104,980	$ 641	$ 6	$ 1,926	$ 209	$ 1,812

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2011
(In thousands)

	Fidelity VIP FundsManager 60% Portfolio	Franklin Global Real Estate Securities Fund	Franklin Growth and Income Securities Fund	Franklin High Income Securities Fund	Franklin Income Securities Fund	Franklin Large Cap Growth Securities Fund

Assets:
Investments at Net Asset Value	$ 5,452	$ 4,636	$ 16,535	$ 17,838	$ 48,096	$ 5,093
Total Assets	5,452	4,636	16,535	17,838	48,096	5,093

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	5,452	4,636	16,535	17,838	48,096	5,093

Contract Owners' Equity:
Contracts in Accumulation Period	5,452	4,611	16,376	17,829	47,869	5,084
Contracts in Annuity Payment Period	-	25	159	9	227	9
Total Contract Owners' Equity	$ 5,452	$ 4,636	$ 16,535	$ 17,838	$ 48,096	$ 5,093

Investment Shares	573	408	1,428	2,791	3,335	347
Investments at Cost	$ 5,589	$ 7,490	$ 20,915	$ 17,930	$ 48,149	$ 5,351

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2011
(In thousands)

	Franklin Rising Dividends Securities Fund	Franklin Small Cap Value Securities Fund	Franklin Small-Mid Cap Growth Securities Fund	Franklin Templeton VIP Founding Funds Allocation Fund	Franklin U.S. Government Fund	Invesco V.I. Capital Appreciation Fund

Assets:
Investments at Net Asset Value	$ 18,492	$ 1,795	$ 4,143	$ 10,210	$ 32,410	$ 164
Total Assets	18,492	1,795	4,143	10,210	32,410	164

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	18,492	1,795	4,143	10,210	32,410	164

Contract Owners' Equity:
Contracts in Accumulation Period	18,360	1,795	4,096	10,210	32,401	164
Contracts in Annuity Payment Period	132	-	47	-	9	-
Total Contract Owners' Equity	$ 18,492	$ 1,795	$ 4,143	$ 10,210	$ 32,410	$ 164

Investment Shares	930	115	198	1,345	2,398	8
Investments at Cost	$ 14,343	$ 1,593	$ 3,750	$ 9,402	$ 31,296	$ 198

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2011
(In thousands)

	Invesco V.I. Core Equity Fund	Invesco Van Kampen LIT Capital Growth Portfolio	Jennison Portfolio	JPMIT International Equity Fund	JPMorgan Insurance Trust U.S. Equity Portfolio	Mutual Global Discovery Securities Fund

Assets:
Investments at Net Asset Value	$ 53	$ 4	$ 307	$ -	$ 13	$ -
Total Assets	53	4	307	-	13	-

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	53	4	307	-	13	-

Contract Owners' Equity:
Contracts in Accumulation Period	53	4	307	-	13	-
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 53	$ 4	$ 307	$ -	$ 13	$ -

Investment Shares	2	-	13	-	1	-
Investments at Cost	$ 50	$ 3	$ 290	$ -	$ 9	$ -

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2011
(In thousands)

	Mutual Shares Securities Fund	Oppenheimer Global Securities Fund/VA	Oppenheimer High Income Fund/VA	Oppenheimer Main Street Fund/VA	PIMCO EqS Pathfinder Portfolio	PIMCO VIT All Asset Portfolio

Assets:
Investments at Net Asset Value	$ 21,192	$ 922	$ 411	$ 1,180	$ 19,549	$ 21,873
Total Assets	21,192	922	411	1,180	19,549	21,873

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	21,192	922	411	1,180	19,549	21,873

Contract Owners' Equity:
Contracts in Accumulation Period	21,169	922	411	1,180	19,549	21,873
Contracts in Annuity Payment Period	23	-	-	-	-	-
Total Contract Owners' Equity	$ 21,192	$ 922	$ 411	$ 1,180	$ 19,549	$ 21,873

Investment Shares	1,374	34	216	57	1,989	2,097
Investments at Cost	$ 21,754	$ 875	$ 681	$ 1,079	$ 19,515	$ 22,817

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2011
(In thousands)

	PIMCO VIT Commodity RealReturn Strategy Portfolio	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Advantage Strategy Bond Portfolio	PIMCO VIT Global Bond Portfolio	PIMCO VIT Global Multi-Asset Portfolio	PIMCO VIT High Yield Portfolio

Assets:
Investments at Net Asset Value	$ 7,353	$ 18,742	$ 1,236	$ 7,473	$ 28,218	$ 19,123
Total Assets	7,353	18,742	1,236	7,473	28,218	19,123

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	7,353	18,742	1,236	7,473	28,218	19,123

Contract Owners' Equity:
Contracts in Accumulation Period	7,353	18,742	1,236	7,473	28,218	19,123
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 7,353	$ 18,742	$ 1,236	$ 7,473	$ 28,218	$ 19,123

Investment Shares	1,021	1,373	126	540	2,322	2,560
Investments at Cost	$ 8,853	$ 18,483	$ 1,248	$ 7,297	$ 29,148	$ 19,174

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2011
(In thousands)

	PIMCO VIT Real Return Portfolio	PIMCO VIT Total Return Portfolio	PIMCO VIT Unconstrained Bond Portfolio	Seligman Small-Cap Value Portfolio	SP International Growth Portfolio	Templeton Foreign Securities Fund

Assets:
Investments at Net Asset Value	$ 28,050	$ 73,872	$ 2,691	$ -	$ 193	$ 10,428
Total Assets	28,050	73,872	2,691	-	193	10,428

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	28,050	73,872	2,691	-	193	10,428

Contract Owners' Equity:
Contracts in Accumulation Period	28,050	73,872	2,691	-	193	10,399
Contracts in Annuity Payment Period	-	-	-	-	-	29
Total Contract Owners' Equity	$ 28,050	$ 73,872	$ 2,691	$ -	$ 193	$ 10,428

Investment Shares	2,011	6,703	274	-	45	819
Investments at Cost	$ 26,604	$ 74,254	$ 2,695	$ -	$ 311	$ 11,327

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2011
(In thousands)

	Templeton Global Bond Securities Fund	Templeton Growth Securities Fund	Total All Funds

Assets:
Investments at Net Asset Value	$ 33,634	$ 13,396	$ 1,182,140
Total Assets	33,634	13,396	1,182,140

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-
Total Liabilities	-	-	-
Net Assets:	33,634	13,396	1,182,140

Contract Owners' Equity:
Contracts in Accumulation Period	33,634	13,378	1,181,409
Contracts in Annuity Payment Period	-	18	731
Total Contract Owners' Equity	$ 33,634	$ 13,396	$ 1,182,140

Investment Shares	1,849	1,318	151,244
Investments at Cost	$ 33,748	$ 15,696	$ 1,185,794

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2011
(In thousands)

	Alger American Capital Appreciation Portfolio	Alger American LargeCap Growth Portfolio	Alger American MidCap Growth Portfolio	Alger American SmallCap Growth Portfolio	AZL Allianz AGIC Opportunity Fund	AZL Balanced Index Strategy Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ -	$ 1	$ -	$ -	$ -	$ 145

Expenses:
Mortality and Expense Risk Charges	3	1	-	-	95	339
Investment Income (Loss), Net	(3)	-	-	-	(95)	(194)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	-	(12)	-	-	218	182
Realized Gains (Losses) on Investments, Net	-	(12)	-	-	218	182
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(1)	11	(3)	-	(616)	74
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(1)	(1)	(3)	-	(398)	256
Net Increase (Decrease) in Net Assets From Operations	$ (4)	$ (1)	$ (3)	$ -	$ (493)	$ 62

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2011
(In thousands)

	AZL BlackRock Capital Appreciation Fund	AZL Columbia Mid Cap Value Fund	AZL Columbia Small Cap Value Fund	AZL Davis NY Venture Fund	AZL Dreyfus Equity Growth Fund	AZL Eaton Vance Large Cap Value Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ -	$ 43	$ 28	$ 145	$ 16	$ 67

Expenses:
Mortality and Expense Risk Charges	348	101	85	370	105	152
Investment Income (Loss), Net	(348)	(58)	(57)	(225)	(89)	(85)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	459	190	157	253	198	(220)
Realized Gains (Losses) on Investments, Net	459	190	157	253	198	(220)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(1,931)	(395)	(405)	(1,090)	(348)	(142)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(1,472)	(205)	(248)	(837)	(150)	(362)
Net Increase (Decrease) in Net Assets From Operations	$ (1,820)	$ (263)	$ (305)	$ (1,062)	$ (239)	$ (447)

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2011
(In thousands)

	AZL Franklin Small Cap Value Fund	AZL Franklin Templeton Founding Strategy Plus Fund	AZL Fusion Balanced Fund	AZL Fusion Conservative Fund	AZL Fusion Growth Fund	AZL Fusion Moderate Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 52	$ 39	$ 1,307	$ 130	$ 535	$ 2,108

Expenses:
Mortality and Expense Risk Charges	196	300	1,034	137	699	2,095
Investment Income (Loss), Net	(144)	(261)	273	(7)	(164)	13
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	30	-	27	-	-
Realized Gains (Losses) on Sales of Investments, Net	271	(3)	475	45	(209)	941
Realized Gains (Losses) on Investments, Net	271	27	475	72	(209)	941
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(651)	(664)	(2,351)	(194)	(1,625)	(6,823)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(380)	(637)	(1,876)	(122)	(1,834)	(5,882)
Net Increase (Decrease) in Net Assets From Operations	$ (524)	$ (898)	$ 1,603)	$ (129)	$ (1,998)	$ (5,869)

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2011
(In thousands)

	AZL Gateway Fund	AZL Growth Index Strategy Fund	AZL International Index Fund	AZL Invesco Equity and Income Fund	AZL Invesco Growth and Income Fund	AZL Invesco International Equity Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ -	$ 329	$ 65	$ 285	$ 41	$ 123

Expenses:
Mortality and Expense Risk Charges	68	951	121	403	105	281
Investment Income (Loss), Net	(68)	(622)	(56)	(118)	(64)	(158)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	6	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	2	430	107	278	36	177
Realized Gains (Losses) on Investments, Net	2	436	107	278	36	177
Net Change in Unrealized Appreciation
(Depreciation) on Investments	146	(1,402)	(813)	(1,100)	(181)	(1,196)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	148	(966)	(706)	(822)	(145)	(1,019)
Net Increase (Decrease) in Net Assets From Operations	$ 80	$ (1,588)	$ (762)	$ (940)	$ (209)	$ (1,177)

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2011
(In thousands)

	AZL J.P.Morgan International Opportunities Fund	AZL JPMorgan U.S. Equity Fund	AZL MFS Investors Trust Fund	AZL Mid Cap Index Fund	AZL Money Market Fund	AZL Morgan Stanley Global Real Estate Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 86	$ 49	$ 58	$ 3	$ -	$ 112

Expenses:
Mortality and Expense Risk Charges	300	162	201	10	1,000	79
Investment Income (Loss), Net	(214)	(113)	(143)	(7)	(1,000)	33
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	26	1	-
Realized Gains (Losses) on Sales of Investments, Net	(3)	40	243	(30)	-	121
Realized Gains (Losses) on Investments, Net	(3)	40	243	(4)	1	121
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(1,791)	(215)	(507)	(49)	-	(574)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(1,794)	(175)	(264)	(53)	1	(453)
Net Increase (Decrease) in Net Assets From Operations	$ (2,008)	$ (288)	$ (407)	$ (60)	$ (999)	$ (420)

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2011
(In thousands)

	AZL Morgan Stanley Mid Cap Growth Fund	AZL S&P 500 Index Fund	AZL Schroder Emerging Markets Equity Fund CL 1	AZL Schroder Emerging Markets Equity Fund CL 2	AZL Small Cap Stock Index Fund	AZL Turner Quantitative Small Cap Growth Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 63	$ 242	$ 19	$ 77	$ 35	$ 1

Expenses:
Mortality and Expense Risk Charges	385	401	28	272	151	49
Investment Income (Loss), Net	(322)	(159)	(9)	(195)	(116)	(48)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	25	138	-	-
Realized Gains (Losses) on Sales of Investments, Net	865	461	194	821	311	104
Realized Gains (Losses) on Investments, Net	865	461	219	959	311	104
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(1,899)	(648)	(597)	(2,891)	(318)	(193)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(1,034)	(187)	(378)	(1,932)	(7)	(89)
Net Increase (Decrease) in Net Assets From Operations	$ (1,356)	$ (346)	$ (387)	$ (2,127)	$ (123)	$ (137)

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2011
(In thousands)

	BlackRock Global Allocations V.I. Fund	Columbia Variable Portfolio – Select Smaller-Cap Value Fund	Columbia Variable Portfolio – Seligman Global Technology Fund	Davis VA Financial Portfolio	Davis VA Value Portfolio	Fidelity VIP FundsManager 50% Portfolio
		(E)				(A)
Investment Income:
Dividends Reinvested in Fund Shares	$ 2,394	$ -	$ -	$ 27	$ 2	$ 29

Expenses:
Mortality and Expense Risk Charges	1,430	10	-	47	5	11
Investment Income (Loss), Net	964	(10)	-	(20)	(3)	18
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	2,511	-	-	-	17	4
Realized Gains (Losses) on Sales of Investments, Net	521	(9)	-	4	13	(1)
Realized Gains (Losses) on Investments, Net	3,032	(9)	-	4	30	3
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(9,387)	(77)	-	(198)	(40)	(55)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(6,355)	(86)	-	(194)	(10)	(52)
Net Increase (Decrease) in Net Assets From Operations	$ (5,391)	$ (96)	$ -	$ (214)	$ (13)	$ (34)

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2011
(In thousands)

	Fidelity VIP FundsManager 60% Portfolio	Franklin Global Real Estate Securities Fund	Franklin Growth and Income Securities Fund	Franklin High Income Securities Fund	Franklin Income Securities Fund	Franklin Large Cap Growth Securities Fund
	(A)
Investment Income:
Dividends Reinvested in Fund Shares	$ 75	$ 389	$ 665	$ 1,126	$ 2,577	$ 46

Expenses:
Mortality and Expense Risk Charges	27	93	265	317	859	96
Investment Income (Loss), Net	48	296	400	809	1,718	(50)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	12	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	39	(427)	(683)	331	242	(26)
Realized Gains (Losses) on Investments, Net	51	(427)	(683)	331	242	(26)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(137)	(228)	455	(701)	(1,628)	(89)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(86)	(655)	(228)	(370)	(1,386)	(115)
Net Increase (Decrease) in Net Assets From Operations	$ (38)	$ (359)	$ 172	$ 439	$ 332	$ (165)

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2011
(In thousands)

	Franklin Rising Dividends Securities Fund	Franklin Small Cap Value Securities Fund	Franklin Small-Mid Cap Growth Securities Fund	Franklin Templeton VIP Founding Funds Allocation Fund	Franklin U.S. Government Fund	Invesco V.I. Capital Appreciation Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 312	$ 14	$ -	$ 2	$ 955	$ -

Expenses:
Mortality and Expense Risk Charges	326	40	80	259	530	3
Investment Income (Loss), Net	(14)	(26)	(80)	(257)	425	(3)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	571	39	129	435	171	(4)
Realized Gains (Losses) on Investments, Net	571	39	129	435	171	(4)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	254	(124)	(340)	(445)	571	(11)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	825	(85)	(211)	(10)	742	(15)
Net Increase (Decrease) in Net Assets From Operations	$ 811	$ (111)	$ (291)	$ (267)	$ 1,167	$ (18)

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2011
(In thousands)

	Invesco V.I. Core Equity Fund	Invesco Van Kampen LIT Capital Growth Portfolio	Jennison Portfolio	JPMIT International Equity Fund	JPMorgan Insurance Trust U.S. Equity Portfolio	Mutual Global Discovery Securities Fund
						(D)
Investment Income:
Dividends Reinvested in Fund Shares	$ 1	$ -	$ -	$ -	$ -	$ 490

Expenses:
Mortality and Expense Risk Charges	1	-	7	-	-	320
Investment Income (Loss), Net	-	-	(7)	-	-	170
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	455
Realized Gains (Losses) on Sales of Investments, Net	-	-	4	-	-	721
Realized Gains (Losses) on Investments, Net	-	-	4	-	-	1,176
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(2)	1	(5)	-	-	(3,021)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(2)	1	(1)	-	-	(1,845)
Net Increase (Decrease) in Net Assets From Operations	$ (2)	$ 1	$ (8)	$ -	$ -	$ (1,675)

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2011
(In thousands)

	Mutual Shares Securities Fund	Oppenheimer Global Securities Fund/VA	Oppenheimer High Income Fund/VA	Oppenheimer Main Street Fund/VA	PIMCO EqS Pathfinder Portfolio	PIMCO VIT All Asset Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$ 521	$ 13	$ 45	$ 11	$ 11	$ 1,385

Expenses:
Mortality and Expense Risk Charges	445	23	8	28	113	341
Investment Income (Loss), Net	76	(10)	37	(17)	(102)	1,044
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	155	13	4	26	(26)	116
Realized Gains (Losses) on Investments, Net	155	13	4	26	(26)	116
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(875)	(109)	(36)	(35)	33	(1,172)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(720)	(96)	(32)	(9)	7	(1,056)
Net Increase (Decrease) in Net Assets From Operations	$ (644)	$ (106)	$ 5	$ (26)	$ (95)	$ (12)

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2011
(In thousands)

	PIMCO VIT Commodity RealReturn Strategy Portfolio	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Advantage Strategy Bond Portfolio	PIMCO VIT Global Bond Portfolio	PIMCO VIT Global Multi-Asset Portfolio	PIMCO VIT High Yield Portfolio
			(C)
Investment Income:
Dividends Reinvested in Fund Shares	$ 1,248	$ 1,036	$ 3	$ 185	$ 424	$ 1,056

Expenses:
Mortality and Expense Risk Charges	196	354	5	140	381	284
Investment Income (Loss), Net	1,052	682	(2)	45	43	772
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	165	247	-
Realized Gains (Losses) on Sales of Investments, Net	213	295	(3)	68	8	143
Realized Gains (Losses) on Investments, Net	213	295	(3)	233	255	143
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(1,891)	(106)	(12)	88	(1,496)	(687)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(1,678)	189	(15)	321	(1,241)	(544)
Net Increase (Decrease) in Net Assets From Operations	$ (626)	$ 871	$ (17)	$ 366	$ (1,198)	$ 228

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2011
(In thousands)

	PIMCO VIT Real Return Portfolio	PIMCO VIT Total Return Portfolio	PIMCO VIT Unconstrained Bond Portfolio	Seligman Small-Cap Value Portfolio	SP International Growth Portfolio	Templeton Foreign Securities Fund
			(C)	(B)
Investment Income:
Dividends Reinvested in Fund Shares	$ 465	$ 1,633	$ 11	$ -	$ 1	$ 235

Expenses:
Mortality and Expense Risk Charges	441	1,191	13	3	4	200
Investment Income (Loss), Net	24	442	(2)	(3)	(3)	35
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	768	1,039	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	405	183	(10)	(113)	(5)	(4)
Realized Gains (Losses) on Investments, Net	1,173	1,222	(10)	(113)	(5)	(4)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	840	(729)	(4)	142	(33)	(1,499)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	2,013	493	(14)	29	(38)	(1,503)
Net Increase (Decrease) in Net Assets From Operations	$ 2,037	$ 935	$ (16)	$ 26	$ (41)	$ (1,468)

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2011
(In thousands)

	Templeton Global Bond Securities Fund	Templeton Growth Securities Fund	Total All Funds

Investment Income:
Dividends Reinvested in Fund Shares	$ 1,520	$ 215	$ 25,326

Expenses:
Mortality and Expense Risk Charges	491	306	20,720
Investment Income (Loss), Net	1,029	(91)	4,606
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	176	-	5,647
Realized Gains (Losses) on Sales of Investments, Net	276	(26)	10,890
Realized Gains (Losses) on Investments, Net	452	(26)	16,537
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(2,503)	(1,001)	(57,674)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(2,051)	(1,027)	(41,137)
Net Increase (Decrease) in Net Assets From Operations	$ (1,022)	$ (1,118)	$ (36,531)

(A) Period from January 21, 2011 (fund commencement) to December 31, 2011
(B) Period from January 1, 2011 through March 11, 2011 (fund termination)
(C) Period from July 22, 2011 through December 31, 2011 (fund addition)
(D) Period from January 1, 2011 through September 16, 2011 (fund termination)
(E) Period from March 11, 2011 (fund commencement) to December 31, 2011

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	Alger American Capital Appreciation Portfolio		Alger American LargeCap Growth Portfolio		Alger American MidCap Growth Portfolio
	2011	2010	2011	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (3)	$ (2)	$ -	$ (1)	$ -	$ (1)
Realized Gains (Losses) on Investments, Net	-	(2)	(12)	(15)	-	(4)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(1)	29	11	26	(3)	11
Net Increase (Decrease) in Net Assets
From Operations	(4)	25	(1)	10	(3)	6

Contract Transactions-All Products
Purchase Payments	-	-	-	-	-	-
Transfers Between Funds	-	(5)	-	-	-	-
Surrenders and Terminations	(1)	(7)	(38)	(33)	(1)	(9)
Rescissions	-	-	-	-	-	-
Bonus (Includes Recaptures)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider Charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(1)	(12)	(38)	(33)	(1)	(9)
Increase (Decrease) in Net Assets	(5)	13	(39)	(23)	(4)	(3)
Net Assets at Beginning of Period	216	203	98	121	33	36
Net Assets at End of Period	$ 211	$ 216	$ 59	$ 98	$ 29	$ 33

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	Alger American SmallCap Growth Portfolio		AZL Allianz AGIC Growth Fund		AZL Allianz AGIC Opportunity Fund
	2011	2010	2011	2010 (J)	2011	2010
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ -	$ (20)	$ (95)	$ (107)
Realized Gains (Losses) on Investments, Net	-	-	-	(86)	218	58
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	-	-	(616)	597
Net Increase (Decrease) in Net Assets
From Operations	-	-	-	(106)	(493)	548

Contract Transactions-All Products
Purchase Payments	-	-	-	30	498	199
Transfers Between Funds	-	-	-	108	(517)	(1,439)
Surrenders and Terminations	-	-	-	(38)	(302)	(261)
Rescissions	-	-	-	-	(63)	(8)
Bonus (Includes Recaptures)	-	-	-	-	6	1
Contract Maintenance Charge	-	-	-	-	(1)	(1)
Rider Charge	-	-	-	-	(3)	(1)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	-	-	100	(382)	(1,510)
Increase (Decrease) in Net Assets	-	-	-	(6)	(875)	(962)
Net Assets at Beginning of Period	1	1	-	6	4,260	5,222
Net Assets at End of Period	$ 1	$ 1	$ -	$ -	$ 3,385	$ 4,260

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	AZL Allianz Global Investors Select Fund		AZL Balanced Index Strategy Fund		AZL BlackRock Capital Appreciation Fund
	2011	2010 (J)	2011	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ 5	$ (194)	$ (195)	$ (348)	$ (299)
Realized Gains (Losses) on Investments, Net	-	61	182	47	459	390
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	74	1,042	(1,931)	2,078
Net Increase (Decrease) in Net Assets
From Operations	-	66	62	894	(1,820)	2,169

Contract Transactions-All Products
Purchase Payments	-	733	5,716	5,944	2,361	1,320
Transfers Between Funds	-	(1,010)	2,878	1,422	(175)	(296)
Surrenders and Terminations	-	(14)	(366)	(328)	(737)	(519)
Rescissions	-	(13)	(38)	(45)	(102)	(1)
Bonus (Includes Recaptures)	-	13	65	75	18	8
Contract Maintenance Charge	-	-	(2)	(1)	(2)	(2)
Rider Charge	-	(6)	(126)	(33)	(19)	(6)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	(297)	8,127	7,034	1,344	504
Increase (Decrease) in Net Assets	-	(231)	8,189	7,928	(476)	2,673
Net Assets at Beginning of Period	-	231	15,211	7,283	16,051	13,378
Net Assets at End of Period	$ -	$ -	$ 23,400	$ 15,211	$ 15,575	$ 16,051

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	AZL Columbia Mid Cap Value Fund		AZL Columbia Small Cap Value Fund		AZL Davis NY Venture Fund
	2011	2010	2011	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (58)	$ (52)	$ (57)	$ (62)	$ (225)	$ 34
Realized Gains (Losses) on Investments, Net	190	78	157	40	253	164
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(395)	660	(405)	759	(1,090)	1,296
Net Increase (Decrease) in Net Assets
From Operations	(263)	686	(305)	737	(1,062)	1,494

Contract Transactions-All Products
Purchase Payments	1,027	741	558	320	1,637	935
Transfers Between Funds	(169)	585	(596)	332	(293)	59
Surrenders and Terminations	(278)	(103)	(156)	(125)	(1,047)	(661)
Rescissions	(5)	(15)	(2)	-	(173)	-
Bonus (Includes Recaptures)	16	5	4	4	3	13
Contract Maintenance Charge	-	-	(1)	(1)	(3)	(4)
Rider Charge	(10)	(2)	(4)	(1)	(12)	(4)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	581	1,211	(197)	529	112	338
Increase (Decrease) in Net Assets	318	1,897	(502)	1,266	(950)	1,832
Net Assets at Beginning of Period	4,455	2,558	4,084	2,818	16,958	15,126
Net Assets at End of Period	$ 4,773	$ 4,455	$ 3,582	$ 4,084	$ 16,008	$ 16,958

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	AZL Dreyfus Equity Growth Fund		AZL Eaton Vance Large Cap Value Fund		AZL Franklin Small Cap Value Fund
	2011	2010	2011	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (89)	$ (81)	$ (85)	$ (76)	$ (144)	$ (132)
Realized Gains (Losses) on Investments, Net	198	(84)	(220)	(225)	271	91
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(348)	916	(142)	787	(651)	1,748
Net Increase (Decrease) in Net Assets
From Operations	(239)	751	(447)	486	(524)	1,707

Contract Transactions-All Products
Purchase Payments	793	264	987	640	1,148	558
Transfers Between Funds	(455)	843	(255)	(132)	(669)	297
Surrenders and Terminations	(291)	(300)	(603)	(239)	(496)	(448)
Rescissions	(141)	-	(4)	-	(80)	(20)
Bonus (Includes Recaptures)	3	3	3	1	3	6
Contract Maintenance Charge	(1)	(1)	(1)	(1)	(1)	(1)
Rider Charge	(5)	(1)	(9)	(2)	(8)	(3)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(97)	808	118	267	(103)	389
Increase (Decrease) in Net Assets	(336)	1,559	(329)	753	(627)	2,096
Net Assets at Beginning of Period	4,966	3,407	7,226	6,473	9,254	7,158
Net Assets at End of Period	$ 4,630	$ 4,966	$ 6,897	$ 7,226	$ 8,627	$ 9,254

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	AZL Franklin Templeton Founding Strategy Plus Fund		AZL Fusion Balanced Fund		AZL Fusion Conservative Fund
	2011	2010	2011	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (261)	$ 87	$ 273	$ 305	$ (7)	$ (52)
Realized Gains (Losses) on Investments, Net	27	96	475	204	72	86
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(664)	498	(2,351)	2,785	(194)	294
Net Increase (Decrease) in Net Assets
From Operations	(898)	681	(1,603)	3,294	(129)	328

Contract Transactions-All Products
Purchase Payments	11,810	9,421	14,044	16,075	4,239	3,928
Transfers Between Funds	2,348	1,770	(1,658)	4,978	1,815	862
Surrenders and Terminations	(162)	(563)	(2,649)	(1,196)	(181)	(122)
Rescissions	(40)	(132)	(241)	(249)	(10)	(19)
Bonus (Includes Recaptures)	94	46	188	155	20	56
Contract Maintenance Charge	(2)	-	(7)	(4)	(1)	-
Rider Charge	(178)	(50)	(288)	(94)	(72)	(19)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	13,870	10,492	9,389	19,665	5,810	4,686
Increase (Decrease) in Net Assets	12,972	11,173	7,786	22,959	5,681	5,014
Net Assets at Beginning of Period	11,893	720	48,238	25,279	5,168	154
Net Assets at End of Period	$ 24,865	$ 11,893	$ 56,024	$ 48,238	$ 10,849	$ 5,168
See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	AZL Fusion Growth Fund		AZL Fusion Moderate Fund		AZL Gateway Fund
	2011	2010	2011	2010	2011	2010 (G)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (164)	$ (196)	$ 13	$ (25)	$ (68)	$ 4
Realized Gains (Losses) on Investments, Net	(209)	(608)	941	278	2	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(1,625)	3,494	(6,823)	7,376	146	(2)
Net Increase (Decrease) in Net Assets
From Operations	(1,998)	2,690	(5,869)	7,629	80	2

Contract Transactions-All Products
Purchase Payments	1,291	876	36,321	48,960	7,386	502
Transfers Between Funds	250	(866)	665	6,399	(76)	318
Surrenders and Terminations	(1,378)	(1,362)	(1,921)	(2,517)	(16)	-
Rescissions	(15)	-	(428)	(1,247)	(1,192)	-
Bonus (Includes Recaptures)	4	11	214	353	24	1
Contract Maintenance Charge	(5)	(5)	(13)	(7)	-	-
Rider Charge	(6)	(1)	(895)	(354)	(41)	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	141	(1,347)	33,943	51,587	6,085	821
Increase (Decrease) in Net Assets	(1,857)	1,343	28,074	59,216	6,165	823
Net Assets at Beginning of Period	29,134	27,791	100,164	40,948	823	-
Net Assets at End of Period	$ 27,277	$ 29,134	$ 128,238	$ 100,164	$ 6,988	$ 823

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	AZL Growth Index Strategy Fund		AZL International Index Fund		AZL Invesco Equity and Income Fund
	2011	2010	2011	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (622)	$ (301)	$ (56)	$ (49)	$ (118)	$ (68)
Realized Gains (Losses) on Investments, Net	436	52	107	87	278	$ 108
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(1,402)	2,870	(813)	427	(1,100)	1,295
Net Increase (Decrease) in Net Assets
From Operations	(1,588)	2,621	(762)	465	(940)	1,335

Contract Transactions-All Products
Purchase Payments	35,549	22,458	651	355	6,786	6,352
Transfers Between Funds	6,570	3,865	369	2,336	4,883	537
Surrenders and Terminations	(766)	(396)	(234)	(110)	(425)	(336)
Rescissions	(745)	(51)	(15)	-	(308)	(49)
Bonus (Includes Recaptures)	103	70	2	1	33	39
Contract Maintenance Charge	(5)	(1)	-	-	(2)	(1)
Rider Charge	(520)	(82)	(5)	(1)	(135)	(47)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	40,186	25,863	768	2,581	10,832	6,495
Increase (Decrease) in Net Assets	38,598	28,484	6	3,046	9,892	7,830
Net Assets at Beginning of Period	35,866	7,382	5,112	2,066	16,170	8,340
Net Assets at End of Period	$ 74,464	$ 35,866	$ 5,118	$ 5,112	$ 26,062	$ 16,170

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	AZL Invesco Growth and Income Fund		AZL Invesco International Equity Fund		AZL J.P.Morgan International Opportunities Fund
	2011	2010	2011	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (64)	$ (62)	$ (158)	$ (215)	$ (214)	$ (244)
Realized Gains (Losses) on Investments, Net	36	(199)	177	(71)	(3)	2
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(181)	564	(1,196)	1,431	(1,791)	685
Net Increase (Decrease) in Net Assets
From Operations	(209)	303	(1,177)	1,145	(2,008)	443

Contract Transactions-All Products
Purchase Payments	480	236	1,345	863	907	341
Transfers Between Funds	(151)	111	(780)	(644)	(58)	(31)
Surrenders and Terminations	(353)	(197)	(734)	(587)	(651)	(473)
Rescissions	-	-	(31)	(18)	(136)	-
Bonus (Includes Recaptures)	11	3	17	23	4	5
Contract Maintenance Charge	(1)	(1)	(2)	(2)	(2)	(2)
Rider Charge	(4)	(1)	(10)	(3)	(5)	(2)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(18)	151	(195)	(368)	59	(162)
Increase (Decrease) in Net Assets	(227)	454	(1,372)	777	(1,949)	281
Net Assets at Beginning of Period	4,630	4,176	12,859	12,082	13,331	13,050
Net Assets at End of Period	$ 4,403	$ 4,630	$ 11,487	$ 12,859	$ 11,382	$ 13,331

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	AZL JPMorgan U.S. Equity Fund		AZL MFS Investors Trust Fund		AZL Mid Cap Index Fund
	2011	2010	2011	2010	2011	2010 (G)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (113)	$ (120)	$ (143)	$ (186)	$ (7)	$ -
Realized Gains (Losses) on Investments, Net	40	(37)	243	531	(4)	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(215)	859	(507)	312	(49)	7
Net Increase (Decrease) in Net Assets
From Operations	(288)	702	(407)	657	(60)	7

Contract Transactions-All Products
Purchase Payments	407	202	623	484	1,078	31
Transfers Between Funds	(274)	14	(89)	(3,289)	68	82
Surrenders and Terminations	(576)	(337)	(310)	(391)	(5)	1
Rescissions	-	-	(13)	-	(163)	-
Bonus (Includes Recaptures)	5	1	8	7	8	-
Contract Maintenance Charge	(2)	(2)	(1)	(1)	-	-
Rider Charge	(3)	(1)	(6)	(2)	(3)	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(443)	(123)	212	(3,192)	983	114
Increase (Decrease) in Net Assets	(731)	579	(195)	(2,535)	923	121
Net Assets at Beginning of Period	7,414	6,835	8,839	11,374	121	-
Net Assets at End of Period	$ 6,683	$ 7,414	$ 8,644	$ 8,839	$ 1,044	$ 121

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	AZL Money Market Fund		AZL Morgan Stanley Global Real Estate Fund		AZL Morgan Stanley Mid Cap Growth Fund
	2011	2010	2011	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (1,000)	$ (1,016)	$ 33	$ 3	$ (322)	$ (316)
Realized Gains (Losses) on Investments, Net	1	-	121	660	865	88
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	(574)	178	(1,899)	3,868
Net Increase (Decrease) in Net Assets
From Operations	(999)	(1,016)	(420)	841	(1,356)	3,640

Contract Transactions-All Products
Purchase Payments	36,987	45,445	717	295	1,434	995
Transfers Between Funds	(25,549)	(28,698)	(449)	(2,384)	(1,040)	1,414
Surrenders and Terminations	(8,001)	(8,979)	(108)	(228)	(708)	(628)
Rescissions	(752)	(660)	(19)	(8)	(17)	(18)
Bonus (Includes Recaptures)	197	466	4	3	7	14
Contract Maintenance Charge	(11)	(12)	(1)	(1)	(3)	(2)
Rider Charge	(146)	(81)	(5)	(2)	(17)	(7)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	2,725	7,481	139	(2,325)	(344)	1,768
Increase (Decrease) in Net Assets	1,726	6,465	(281)	(1,484)	(1,700)	5,408
Net Assets at Beginning of Period	50,062	43,597	3,633	5,117	17,409	12,001
Net Assets at End of Period	$ 51,788	$ 50,062	$ 3,352	$ 3,633	$ 15,709	$ 17,409

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	AZL S&P 500 Index Fund		AZL Schroder Emerging Markets Equity Fund CL 1		AZL Schroder Emerging Markets Equity Fund CL 2
	2011	2010	2011	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (159)	$ (95)	$ (9)	$ (13)	$ (195)	$ (232)
Realized Gains (Losses) on Investments, Net	461	342	219	126	959	1,132
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(648)	1,382	(597)	112	(2,891)	442
Net Increase (Decrease) in Net Assets
From Operations	(346)	1,629	(387)	225	(2,127)	1,342

Contract Transactions-All Products
Purchase Payments	2,589	1,121	84	1	1,108	1,034
Transfers Between Funds	4,688	(1,009)	(93)	(16)	(2,754)	(1,938)
Surrenders and Terminations	(1,075)	(433)	(302)	(201)	(446)	(684)
Rescissions	(71)	(56)	-	-	(22)	(1)
Bonus (Includes Recaptures)	7	7	-	-	6	20
Contract Maintenance Charge	(3)	(3)	(1)	(1)	(2)	(2)
Rider Charge	(18)	(6)	-	-	(9)	(3)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	6,117	(379)	(312)	(217)	(2,119)	(1,574)
Increase (Decrease) in Net Assets	5,771	1,250	(699)	8	(4,246)	(232)
Net Assets at Beginning of Period	14,825	13,575	2,255	2,247	13,963	14,195
Net Assets at End of Period	$ 20,596	$ 14,825	$ 1,556	$ 2,255	$ 9,717	$ 13,963

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	AZL Small Cap Stock Index Fund		AZL Turner Quantitative Small Cap Growth Fund		BlackRock Global Allocations V.I. Fund
	2011	2010	2011	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (116)	$ (85)	$ (48)	$ (41)	$ 964	$ (85)
Realized Gains (Losses) on Investments, Net	311	240	104	64	3,032	738
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(318)	929	(193)	431	(9,387)	3,671
Net Increase (Decrease) in Net Assets
From Operations	(123)	1,084	(137)	454	(5,391)	4,324

Contract Transactions-All Products
Purchase Payments	560	448	202	173	42,423	32,128
Transfers Between Funds	645	(857)	(240)	146	4,299	5,229
Surrenders and Terminations	(316)	(197)	(87)	(77)	(1,565)	(557)
Rescissions	(12)	-	(1)	-	(627)	(511)
Bonus (Includes Recaptures)	5	7	1	1	118	186
Contract Maintenance Charge	(1)	(1)	-	-	(9)	(4)
Rider Charge	(3)	(1)	(2)	-	(698)	(233)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	878	(601)	(127)	243	43,941	36,238
Increase (Decrease) in Net Assets	755	483	(264)	697	38,550	40,562
Net Assets at Beginning of Period	5,727	5,244	2,310	1,613	62,440	21,878
Net Assets at End of Period	$ 6,482	$ 5,727	$ 2,046	$ 2,310	$ 100,990	$ 62,440

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	Columbia Variable Portfolio – Select Smaller-Cap Value Fund		Columbia Variable Portfolio – Seligman Global Technology Fund		Davis VA Financial Portfolio
	2011 (C)	2010	2011	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (10)	$ -	$ -	$ -	$ (20)	$ (31)
Realized Gains (Losses) on Investments, Net	(9)	-	-	-	4	(25)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(77)	-	-	1	(198)	230
Net Increase (Decrease) in Net Assets
From Operations	(96)	-	-	1	(214)	174

Contract Transactions-All Products
Purchase Payments	1	-	-	-	17	125
Transfers Between Funds	687	-	-	-	(40)	(218)
Surrenders and Terminations	(28)	-	-	-	(119)	(75)
Rescissions	-	-	-	-	-	-
Bonus (Includes Recaptures)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider Charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	660	-	-	-	(142)	(168)
Increase (Decrease) in Net Assets	564	-	-	1	(356)	6
Net Assets at Beginning of Period	-	-	8	7	2,237	2,231
Net Assets at End of Period	$ 564	$ -	$ 8	$ 8	$ 1,881	$ 2,237

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	Davis VA Value Portfolio		Fidelity VIP FundsManager 50% Portfolio		Fidelity VIP FundsManager 60% Portfolio
	2011	2010	2011 (A)	2010	2011 (A)	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (3)	$ (2)	$ 18	$ -	$ 48	$ -
Realized Gains (Losses) on Investments, Net	30	1	3	-	51	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(40)	27	(55)	-	(137)	-
Net Increase (Decrease) in Net Assets
From Operations	(13)	26	(34)	-	(38)	-

Contract Transactions-All Products
Purchase Payments	-	1	1,528	-	4,225	-
Transfers Between Funds	(5)	1	261	-	1,280	-
Surrenders and Terminations	(48)	(22)	(3)	-	(11)	-
Rescissions	-	-	-	-	(4)	-
Bonus (Includes Recaptures)	-	-	10	-	16	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider Charge	-	-	(5)	-	(16)	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(53)	(20)	1,791	-	5,490	-
Increase (Decrease) in Net Assets	(66)	6	1,757	-	5,452	-
Net Assets at Beginning of Period	278	272	-	-	-	-
Net Assets at End of Period	$ 212	$ 278	$ 1,757	$ -	$ 5,452	$ -

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	Franklin Global Real Estate Securities Fund		Franklin Growth and Income Securities Fund		Franklin High Income Securities Fund
	2011	2010	2011	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 296	$ 55	$ 400	$ 380	$ 809	$ 633
Realized Gains (Losses) on Investments, Net	(427)	(431)	(683)	(773)	331	71
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(228)	1,248	455	2,832	(701)	779
Net Increase (Decrease) in Net Assets
From Operations	(359)	872	172	2,439	439	1,483

Contract Transactions-All Products
Purchase Payments	82	4	14	36	2,406	3,352
Transfers Between Funds	160	(97)	(177)	(121)	597	484
Surrenders and Terminations	(529)	(266)	(1,820)	(1,339)	(1,959)	(914)
Rescissions	-	-	-	-	(27)	(3)
Bonus (Includes Recaptures)	-	-	-	2	25	24
Contract Maintenance Charge	(2)	(2)	(10)	(11)	(4)	(4)
Rider Charge	-	-	-	-	(68)	(21)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(289)	(361)	(1,993)	(1,433)	970	2,918
Increase (Decrease) in Net Assets	(648)	511	(1,821)	1,006	1,409	4,401
Net Assets at Beginning of Period	5,284	4,773	18,356	17,350	16,429	12,028
Net Assets at End of Period	$ 4,636	$ 5,284	$ 16,535	$ 18,356	$ 17,838	$ 16,429

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	Franklin Income Securities Fund		Franklin Large Cap Growth Securities Fund		Franklin Rising Dividends Securities Fund
	2011	2010	2011	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 1,718	$ 2,078	$ (50)	$ (42)	$ (14)	$ 7
Realized Gains (Losses) on Investments, Net	242	(106)	(26)	(69)	571	261
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(1,628)	2,387	(89)	644	254	2,967
Net Increase (Decrease) in Net Assets
From Operations	332	4,359	(165)	533	811	3,235

Contract Transactions-All Products
Purchase Payments	6,636	1,266	4	26	107	47
Transfers Between Funds	839	(538)	(91)	(169)	(153)	(390)
Surrenders and Terminations	(3,898)	(3,197)	(558)	(295)	(1,940)	(1,598)
Rescissions	(114)	(85)	-	-	-	-
Bonus (Includes Recaptures)	27	10	-	1	1	2
Contract Maintenance Charge	(14)	(15)	(2)	(3)	(9)	(10)
Rider Charge	(25)	(4)	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	3,451	(2,563)	(647)	(440)	(1,994)	(1,949)
Increase (Decrease) in Net Assets	3,783	1,796	(812)	93	(1,183)	1,286
Net Assets at Beginning of Period	44,313	42,517	5,905	5,812	19,675	18,389
Net Assets at End of Period	$ 48,096	$ 44,313	$ 5,093	$ 5,905	$ 18,492	$ 19,675

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	Franklin Small Cap Value Securities Fund		Franklin Small-Mid Cap Growth Securities Fund		Franklin Templeton VIP Founding Funds Allocation Fund
	2011	2010	2011	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (26)	$ (24)	$ (80)	$ (73)	$ (257)	$ 17
Realized Gains (Losses) on Investments, Net	39	10	129	(4)	435	(75)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(124)	460	(340)	1,130	(445)	1,001
Net Increase (Decrease) in Net Assets
From Operations	(111)	446	(291)	1,053	(267)	943

Contract Transactions-All Products
Purchase Payments	1	4	7	64	924	447
Transfers Between Funds	(82)	(68)	(25)	(3)	(2,854)	1,724
Surrenders and Terminations	(108)	(113)	(610)	(299)	(587)	(408)
Rescissions	-	-	-	-	(2)	-
Bonus (Includes Recaptures)	-	-	-	3	8	1
Contract Maintenance Charge	-	(1)	(3)	(3)	(1)	(2)
Rider Charge	-	-	-	-	(5)	(1)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(189)	(178)	(631)	(238)	(2,517)	1,761
Increase (Decrease) in Net Assets	(300)	268	(922)	815	(2,784)	2,704
Net Assets at Beginning of Period	2,095	1,827	5,065	4,250	12,994	10,290
Net Assets at End of Period	$ 1,795	$ 2,095	$ 4,143	$ 5,065	$ 10,210	$ 12,994

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	Franklin U.S. Government Fund		Franklin Zero Coupon Fund 2010		Invesco V.I. Capital Appreciation Fund
	2011	2010	2011	2010 (K)	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 425	$ 482	$ -	$ 312	$ (3)	$ (2)
Realized Gains (Losses) on Investments, Net	171	159	-	(468)	(4)	(6)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	571	368	-	79	(11)	32
Net Increase (Decrease) in Net Assets
From Operations	1,167	1,009	-	(77)	(18)	24

Contract Transactions-All Products
Purchase Payments	4,334	7,490	-	191	-	-
Transfers Between Funds	(1,922)	143	-	(4,880)	(1)	-
Surrenders and Terminations	(3,056)	(3,170)	-	(355)	(20)	(21)
Rescissions	(44)	(702)	-	(1)	-	-
Bonus (Includes Recaptures)	46	74	-	4	-	-
Contract Maintenance Charge	(9)	(10)	-	(1)	-	-
Rider Charge	(65)	(37)	-	(1)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(716)	3,788	-	(5,043)	(21)	(21)
Increase (Decrease) in Net Assets	451	4,797	-	(5,120)	(39)	3
Net Assets at Beginning of Period	31,959	27,162	-	5,120	203	200
Net Assets at End of Period	$ 32,410	$ 31,959	$ -	$ -	$ 164	$ 203

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	Invesco V.I. Core Equity Fund		Invesco Van Kampen LIT Capital Growth Portfolio		Jennison Portfolio
	2011	2010	2011	2010	2011	2010 (F)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ -	$ -	$ (7)	$ (4)
Realized Gains (Losses) on Investments, Net	-	-	-	-	4	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(2)	5	1	-	(5)	22
Net Increase (Decrease) in Net Assets
From Operations	(2)	5	1	-	(8)	18

Contract Transactions-All Products
Purchase Payments	-	-	-	-	-	-
Transfers Between Funds	-	-	-	-	35	302
Surrenders and Terminations	-	(8)	(1)	-	(33)	(7)
Rescissions	-	-	-	-	-	-
Bonus (Includes Recaptures)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider Charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	(8)	(1)	-	2	295
Increase (Decrease) in Net Assets	(2)	(3)	-	-	(6)	313
Net Assets at Beginning of Period	55	58	4	4	313	-
Net Assets at End of Period	$ 53	$ 55	$ 4	$ 4	$ 307	$ 313

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	JPMIT International Equity Fund		JPMorgan Insurance Trust U.S. Equity Portfolio		Mutual Global Discovery Securities Fund
	2011	2010	2011	2010	2011 (E)	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ -	$ -	$ 170	$ (139)
Realized Gains (Losses) on Investments, Net	-	2	-	-	1,176	337
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	(3)	-	1	(3,021)	1,853
Net Increase (Decrease) in Net Assets
From Operations	-	(1)	-	1	(1,675)	2,051

Contract Transactions-All Products
Purchase Payments	-	-	-	-	372	2,341
Transfers Between Funds	-	-	-	-	(20,829)	(947)
Surrenders and Terminations	-	(9)	-	-	(974)	(1,178)
Rescissions	-	-	-	-	-	-
Bonus (Includes Recaptures)	-	-	-	-	3	9
Contract Maintenance Charge	-	-	-	-	(4)	(5)
Rider Charge	-	-	-	-	(13)	(8)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	(9)	-	-	(21,445)	212
Increase (Decrease) in Net Assets	-	(10)	-	1	(23,120)	2,263
Net Assets at Beginning of Period	-	10	13	12	23,120	20,857
Net Assets at End of Period	$ -	$ -	$ 13	$ 13	$ -	$ 23,120

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	Mutual Shares Securities Fund		OpCap Mid Cap Portfolio		Oppenheimer Global Securities Fund/VA
	2011	2010	2011	2010 (I)	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 76	$ (93)	$ -	$ -	$ (10)	$ (8)
Realized Gains (Losses) on Investments, Net	155	(232)	-	582	13	14
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(875)	2,192	-	(257)	(109)	128
Net Increase (Decrease) in Net Assets
From Operations	(644)	1,867	-	325	(106)	134

Contract Transactions-All Products
Purchase Payments	1,774	771	-	305	-	-
Transfers Between Funds	(863)	(1,122)	-	(4,048)	11	(140)
Surrenders and Terminations	(1,398)	(1,316)	-	(42)	(63)	(116)
Rescissions	(3)	(17)	-	-	-	-
Bonus (Includes Recaptures)	9	12	-	1	-	-
Contract Maintenance Charge	(5)	(6)	-	-	-	-
Rider Charge	(11)	(3)	-	(1)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(497)	(1,681)	-	(3,785)	(52)	(256)
Increase (Decrease) in Net Assets	(1,141)	186	-	(3,460)	(158)	(122)
Net Assets at Beginning of Period	22,333	22,147	-	3,460	1,080	1,202
Net Assets at End of Period	$ 21,192	$ 22,333	$ -	$ -	$ 922	$ 1,080

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	Oppenheimer High Income Fund/VA		Oppenheimer Main Street Fund/VA		PIMCO EqS Pathfinder Portfolio
	2011	2010	2011	2010	2011	2010 (H)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 37	$ 8	$ (17)	$ (15)	$ (102)	$ -
Realized Gains (Losses) on Investments, Net	4	49	26	(4)	(26)	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(36)	(10)	(35)	197	33	1
Net Increase (Decrease) in Net Assets
From Operations	5	47	(26)	178	(95)	1

Contract Transactions-All Products
Purchase Payments	-	-	1	1	282	4
Transfers Between Funds	(1)	(12)	(22)	(19)	19,526	48
Surrenders and Terminations	(95)	(15)	(235)	(134)	(205)	-
Rescissions	-	-	-	-	(3)	-
Bonus (Includes Recaptures)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	(2)	-
Rider Charge	-	-	-	-	(7)	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(96)	(27)	(256)	(152)	19,591	52
Increase (Decrease) in Net Assets	(91)	20	(282)	26	19,496	53
Net Assets at Beginning of Period	502	482	1,462	1,436	53	-
Net Assets at End of Period	$ 411	$ 502	$ 1,180	$ 1,462	$ 19,549	$ 53

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	PIMCO VIT All Asset Portfolio		PIMCO VIT Commodity RealReturn Strategy Portfolio		PIMCO VIT Emerging Markets Bond Portfolio
	2011	2010	2011	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 1,044	$ 628	$ 1,052	$ 827	$ 682	$ 327
Realized Gains (Losses) on Investments, Net	116	95	213	(45)	295	214
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(1,172)	265	(1,891)	785	(106)	221
Net Increase (Decrease) in Net Assets
From Operations	(12)	988	(626)	1,567	871	762

Contract Transactions-All Products
Purchase Payments	6,874	5,986	1,216	646	3,853	8,086
Transfers Between Funds	263	2,707	(2,972)	337	(4,470)	5,622
Surrenders and Terminations	(407)	(385)	(454)	(517)	(396)	(465)
Rescissions	(39)	(10)	-	-	(32)	(106)
Bonus (Includes Recaptures)	43	55	5	6	46	64
Contract Maintenance Charge	(2)	(1)	(1)	(1)	(2)	(1)
Rider Charge	(126)	(41)	(10)	(3)	(132)	(45)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	6,606	8,311	(2,216)	468	(1,133)	13,155
Increase (Decrease) in Net Assets	6,594	9,299	(2,842)	2,035	(262)	13,917
Net Assets at Beginning of Period	15,279	5,980	10,195	8,160	19,004	5,087
Net Assets at End of Period	$ 21,873	$ 15,279	$ 7,353	$ 10,195	$ 18,742	$ 19,004

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	PIMCO VIT Global Advantage Strategy Bond Portfolio		PIMCO VIT Global Bond Portfolio		PIMCO VIT Global Multi-Asset Portfolio
	2011 (D )	2010	2011	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (2)	$ -	$ 45	$ 24	$ 43	$ 198
Realized Gains (Losses) on Investments, Net	(3)	-	233	151	255	60
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(12)	-	88	90	(1,496)	572
Net Increase (Decrease) in Net Assets
From Operations	(17)	-	366	265	(1,198)	830

Contract Transactions-All Products
Purchase Payments	1,251	-	1,750	1,559	12,280	10,103
Transfers Between Funds	12	-	(373)	1,702	4,033	2,183
Surrenders and Terminations	-	-	(251)	(160)	(205)	(174)
Rescissions	(10)	-	(97)	-	(108)	(186)
Bonus (Includes Recaptures)	1	-	30	13	62	61
Contract Maintenance Charge	-	-	(1)	(1)	(2)	-
Rider Charge	(1)	-	(39)	(11)	(211)	(45)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	1,253	-	1,019	3,102	15,849	11,942
Increase (Decrease) in Net Assets	1,236	-	1,385	3,367	14,651	12,772
Net Assets at Beginning of Period	-	-	6,088	2,721	13,567	795
Net Assets at End of Period	$ 1,236	$ -	$ 7,473	$ 6,088	$ 28,218	$ 13,567

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	PIMCO VIT High Yield Portfolio		PIMCO VIT Real Return Portfolio		PIMCO VIT Total Return Portfolio
	2011	2010	2011	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 772	$ 445	$ 24	$ (108)	$ 442	$ 169
Realized Gains (Losses) on Investments, Net	143	530	1,173	323	1,222	1,996
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(687)	2	840	535	(729)	(108)
Net Increase (Decrease) in Net Assets
From Operations	228	977	2,037	750	935	2,057

Contract Transactions-All Products
Purchase Payments	7,915	3,738	8,175	5,226	16,995	18,461
Transfers Between Funds	(161)	(1,298)	(572)	3,335	10,228	2,534
Surrenders and Terminations	(562)	(507)	(1,340)	(720)	(2,717)	(1,763)
Rescissions	(233)	(3)	(156)	(158)	(365)	(243)
Bonus (Includes Recaptures)	46	19	84	47	80	119
Contract Maintenance Charge	(2)	(1)	(3)	(2)	(9)	(5)
Rider Charge	(77)	(20)	(101)	(33)	(309)	(114)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	6,926	1,928	6,087	7,695	23,903	18,989
Increase (Decrease) in Net Assets	7,154	2,905	8,124	8,445	24,838	21,046
Net Assets at Beginning of Period	11,969	9,064	19,926	11,481	49,034	27,988
Net Assets at End of Period	$ 19,123	$ 11,969	$ 28,050	$ 19,926	$ 73,872	$ 49,034

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	PIMCO VIT Unconstrained Bond Portfolio		Seligman Small-Cap Value Portfolio		SP International Growth Portfolio
	2011 (D )	2010	2011 (B)	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (2)	$ -	$ (3)	$ (14)	$ (3)	$ (2)
Realized Gains (Losses) on Investments, Net	(10)	-	(113)	(34)	(5)	(4)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(4)	-	142	203	(33)	31
Net Increase (Decrease) in Net Assets
From Operations	(16)	-	26	155	(41)	25

Contract Transactions-All Products
Purchase Payments	2,255	-	-	1	2	-
Transfers Between Funds	505	-	(714)	(18)	-	2
Surrenders and Terminations	(64)	-	(52)	(53)	(4)	(3)
Rescissions	(10)	-	-	-	-	-
Bonus (Includes Recaptures)	24	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider Charge	(3)	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	2,707	-	(766)	(70)	(2)	(1)
Increase (Decrease) in Net Assets	2,691	-	(740)	85	(43)	24
Net Assets at Beginning of Period	-	-	740	655	236	212
Net Assets at End of Period	$ 2,691	$ -	$ -	$ 740	$ 193	$ 236

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	SP Strategic Partners Focused Growth Portfolio		Templeton Foreign Securities Fund		Templeton Global Asset Allocation Fund
	2011	2010 (I)	2011	2010	2011	2010 (I)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ (2)	$ 35	$ 52	$ -	$ 24
Realized Gains (Losses) on Investments, Net	-	11	(4)	(71)	-	(346)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	(12)	(1,499)	821	-	340
Net Increase (Decrease) in Net Assets
From Operations	-	(3)	(1,468)	802	-	18

Contract Transactions-All Products
Purchase Payments	-	-	7	63	-	-
Transfers Between Funds	-	(340)	137	(145)	-	(521)
Surrenders and Terminations	-	(1)	(1,359)	(953)	-	(48)
Rescissions	-	-	-	-	-	-
Bonus (Includes Recaptures)	-	-	-	4	-	-
Contract Maintenance Charge	-	-	(6)	(7)	-	-
Rider Charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	(341)	(1,221)	(1,038)	-	(569)
Increase (Decrease) in Net Assets	-	(344)	(2,689)	(236)	-	(551)
Net Assets at Beginning of Period	-	344	13,117	13,353	-	551
Net Assets at End of Period	$ -	$ -	$ 10,428	$ 13,117	$ -	$ -

See accompanying notes to financial statements(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2011 and 2010
(In thousands)

	Templeton Global Bond Securities Fund		Templeton Growth Securities Fund		Total All Funds
	2011	2010	2011	2010	2011	2010

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 1,029	$ (70)	$ (91)	$ (79)	$ 4,606	$ 1,967
Realized Gains (Losses) on Investments, Net	452	304	(26)	(522)	$ 16,537	$ 6,387
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(2,503)	1,524	(1,001)	1,696	$ (57,674)	$ 69,136
Net Increase (Decrease) in Net Assets
From Operations	(1,022)	1,758	(1,118)	1,095	(36,531)	77,490

Contract Transactions-All Products
Purchase Payments	12,990	6,927	739	405	$ 322,763	$ 282,084
Transfers Between Funds	2,079	1,655	(2,702)	1,638	$ (5,238)	$ (1,584)
Surrenders and Terminations	(1,116)	(735)	(1,091)	(1,161)	$ (55,601)	$ (46,197)
Rescissions	(228)	(31)	(5)	-	$ (6,946)	$ (4,666)
Bonus (Includes Recaptures)	88	43	8	4	$ 1,863	$ 2,182
Contract Maintenance Charge	(5)	(3)	(5)	(6)	$ (189)	$ (165)
Rider Charge	(150)	(44)	(6)	(2)	$ (4,645)	$ (1,483)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	13,658	7,812	(3,062)	878	252,007	230,171
Increase (Decrease) in Net Assets	12,636	9,570	(4,180)	1,973	215,476	307,661
Net Assets at Beginning of Period	20,998	11,428	17,576	15,603	$ 966,664	$ 659,003
Net Assets at End of Period	$ 33,634	$ 20,998	$ 13,396	$ 17,576	$ 1,182,140	$ 966,664

(A)      Period from January 21, 2011(fund commencement) to December 31, 2011
(B)      Period from January 1, 2011 through March 11, 2011 (fund termination)
(C)           Period from March 11, 2011(fund commencement) through December 31, 2011
(D)      Period from July 22, 2011(fund commencement) through December 31, 2011
(E)      Period from January 1, 2011 through September 16, 2011 (fund termination)
(F)      Period from April 30, 2010 (fund commencement) to December 31, 2010
(G)      Period from September 17, 2010 (fund commencement) to December 31, 2010
(H)      Period from October 15, 2010 (fund commencement) to December 31, 2010
(I)      Period from January 1, 2010 through April 30, 2010 (fund termination)
(J)      Period from January 1, 2010 through October 15, 2010 (fund termination)
(K)      Period from January 1, 2010 through December 17, 2010 (fund termination)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2011

1.      ORGANIZATION

Allianz Life of NY Variable Account C (Variable Account) is a segregated investment account of Allianz Life Insurance Company of New York (Allianz Life of New York) and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 (as amended).  The Variable Account was established by Allianz Life of New York on February 26, 1988, and commenced operations September 6, 1991.  Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

The Variable Account's assets are the property of Allianz Life of New York and are held for the benefit of the owners and other persons entitled to payments under variable annuity contracts issued through the Variable Account and underwritten by Allianz Life of New York.  The assets of the Variable Account are equal to the reserves and other liabilities of the Variable Account.  These Assets are not chargeable with liabilities that arise from any other business Allianz Life of New York may conduct.

The Variable Account's sub-accounts are invested, at net asset values, in one or more of the funds listed below in accordance with the selection made by the contract owner. Not all funds listed below are available as investment options for the products, which comprise the Variable Account as some funds have been closed to new money.  The investment advisers and specialist manager for each fund are listed in the following table:

Fund	Investment Adviser	Specialist Manager/Adviser
Alger American Capital Appreciation Portfolio	Fred Alger Management, Inc.	N/A
Alger American LargeCap Growth Portfolio	Fred Alger Management, Inc.	N/A
Alger American MidCap Growth Portfolio	Fred Alger Management, Inc.	N/A
Alger American SmallCap Growth Portfolio	Fred Alger Management, Inc.	N/A
AZL Allianz AGIC Opportunity Fund * †	Allianz Investment Management, LLC	Allianz Global Investors Capital
AZL Balanced Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL BlackRock Capital Appreciation Fund * †	Allianz Investment Management, LLC	BlackRock Capital Management, Inc.
AZL Columbia Mid Cap Value Fund * †	Allianz Investment Management, LLC	Columbia Management Investment Advisors, LLC
AZL Columbia Small Cap Value Fund * †	Allianz Investment Management, LLC	Columbia Management Investment Advisors, LLC
AZL Davis NY Venture Fund * †	Allianz Investment Management, LLC	Davis Selected Advisers, L.P.
AZL Dreyfus Equity Growth Fund * †	Allianz Investment Management, LLC	Dreyfus Corporation
AZL Eaton Vance Large Cap Value Fund * †	Allianz Investment Management, LLC	Eaton Vance Investment Management
AZL Franklin Small Cap Value Fund * †	Allianz Investment Management, LLC	Franklin Advisory Services, LLC
AZL Franklin Templeton Founding Strategy Plus Fund * †	Allianz Investment Management, LLC	Franklin Mutual Advisors LLC/Templeton Global Advisors Limited/ Franklin Advisers, Inc.
AZL Fusion Balanced Fund †	Allianz Investment Management, LLC	N/A
AZL Fusion Conservative Fund †	Allianz Investment Management, LLC	N/A
AZL Fusion Growth Fund †	Allianz Investment Management, LLC	N/A
AZL Fusion Moderate Fund †	Allianz Investment Management, LLC	N/A
AZL Gateway Fund * †	Allianz Investment Management, LLC	Gateway Investment Advisors, LLC
AZL Growth Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL International Index Fund * †	Allianz Investment Management, LLC	BlackRock Investment Management, Inc.
AZL Invesco Equity and Income Fund * †	Allianz Investment Management, LLC	Invesco Advisors, Inc.
AZL Invesco Growth and Income Fund * †	Allianz Investment Management, LLC	Invesco Advisors, Inc.
AZL Invesco International Equity Fund * †	Allianz Investment Management, LLC	Invesco Advisors, Inc.
AZL J.P. Morgan International Opportunities Fund * †	Allianz Investment Management, LLC	J.P. Morgan Investment Management Inc.
AZL JPMorgan U.S. Equity Fund * †	Allianz Investment Management, LLC	J.P. Morgan Investment Management Inc.
AZL MFS Investors Trust Fund * †	Allianz Investment Management, LLC	Massachusetts Financial Services Company
AZL Mid Cap Index Fund * †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Money Market Fund * †	Allianz Investment Management, LLC	BlackRock Advisors LLC
AZL Morgan Stanley Global Real Estate Fund * †	Allianz Investment Management, LLC	Morgan Stanley Investment Management Inc.
AZL Morgan Stanley Mid Cap Growth Fund * †	Allianz Investment Management, LLC	Morgan Stanley Investment Management Inc.
AZL S&P 500 Index Fund * †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Schroder Emerging Markets Equity Fund CL 1 †	Allianz Investment Management, LLC	Schroder Investment Management NA Inc.
AZL Schroder Emerging Markets Equity Fund CL 2 * †	Allianz Investment Management, LLC	Schroder Investment Management NA Inc.
AZL Small Cap Stock Index Fund * †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Turner Quantitative Small Cap Growth Fund * †	Allianz Investment Management, LLC	Turner Investment Partners, Inc.

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2011

Fund	Investment Adviser	Specialist Manager/Adviser
BlackRock Global Allocations V.I. Fund *	BlackRock Investment Management, LLC	N/A
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	Columbia Management Investment Advisors, LLC	N/A
Columbia Variable Portfolio – Seligman Global Technology Fund	Columbia Management Investment Advisors, LLC	N/A
Davis VA Financial Portfolio	Davis Selected Advisers, L.P.	N/A
Davis VA Value Portfolio	Davis Selected Advisers, L.P.	N/A
Fidelity VIP FundsManager 50% Portfolio *	Fidelity Investments	Strategic Advisers, Inc.
Fidelity VIP FundsManager 60% Portfolio *	Fidelity Investments	Strategic Advisers, Inc.
Franklin Global Real Estate Securities Fund *	Franklin Templeton Institutional, LLC	N/A
Franklin Growth and Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin High Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Large Cap Growth Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Rising Dividends Securities Fund *	Franklin Advisory Services, LLC	N/A
Franklin Small Cap Value Securities Fund *	Franklin Advisory Services, LLC	N/A
Franklin Small-Mid Cap Growth Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Templeton VIP Founding Funds Allocation Fund *	Franklin Templeton Services, LLC	N/A
Franklin U.S. Government Fund *	Franklin Advisers, Inc.	N/A
Invesco V.I. Capital Appreciation Fund	Invesco Advisors, Inc.	N/A
Invesco V.I. Core Equity Fund	Invesco Advisors, Inc.	N/A
Invesco Van Kampen LIT Capital Growth Portfolio *	Van Kampen Asset Management, Inc.	Invesco Advisors, Inc.
Jennison Portfolio	Prudential Investments, LLC	Jennison Associates LLC
JPMIT International Equity Fund	J.P. Morgan Asset Management	N/A
JPMorgan Insurance Trust U.S. Equity Portfolio	J.P. Morgan Asset Management	N/A
Mutual Shares Securities Fund *	Franklin Mutual Advisers, LLC	N/A
Oppenheimer Global Securities Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer High Income Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer Main Street Fund/VA	OppenheimerFunds, Inc.	N/A
PIMCO EqS Pathfinder Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT All Asset Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Commodity RealReturn Strategy Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Emerging Markets Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Advantage Strategy Bond Portfolio	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Multi-Asset Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT High Yield Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Real Return Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Total Return Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Unconstrained Bond Portfolio	Pacific Investment Management Company LLC	N/A
SP International Growth Portfolio	Prudential Investments, LLC	Jennison Associates LLC
Templeton Foreign Securities Fund *	Franklin Advisers, Inc.	N/A
Templeton Global Bond Securities Fund *	Franklin Advisers, Inc.	N/A
Templeton Growth Securities Fund *	Franklin Advisers, Inc.	N/A

* Fund contains share classes which assess 12b-1 fees.
† The investment advisor of this fund is an affiliate of Allianz Life of New York and is paid an investment management fee by the fund.

2.           SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2011

Recently Issued Accounting Pronouncements

In May 2011, the FASB amended guidance within the Fair Value Measurements and Disclosures Topic of the Codification. The amendments clarify FASB’s intent about the application of existing fair value measurement and disclosure information. For example, the application of the highest and best use and valuation premise concepts may not be used for measuring the fair value of financial instruments. The concepts may still be applied to nonfinancial assets and non financial liabilities. The amendments also include new disclosure requirements. For example, all transfers between Level 1 and Level 2 must be disclosed. Previously, only significant transfers required disclosure. The guidance is effective for interim and annual periods beginning on or after December 15, 2011. The Variable Account does not expect the guidance to have a material financial impact on the Financial Statements.

In January 2010, Financial Accounting Standards Board (FASB) updated guidance within the Fair Value Measurements and Disclosures Topic of the Codification. The guidance requires additional disclosures for the transfers in and out of Level 1 and Level 2 fair value measurements as well as more detailed disclosures regarding purchases, sales, issuances, and settlements in the rollforward of Level 3 fair values. The guidance also clarifies existing disclosures and suggests that an entity should provide fair value measurement disclosures for each class of assets and liabilities. A class is often a subset of assets or liabilities within a line item in the statement of financial position. An entity needs to use judgment in determining the appropriate classes of assets and liabilities. An entity should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements. Those disclosures are required for fair value measurements that fall in either Level 2 or Level 3. The guidance is effective for fiscal years beginning after December 15, 2009, except for the gross presentation of the Level 3 rollforward, which is required for annual reporting periods beginning after December 15, 2010. The Variable Account adopted this guidance as of December 31, 2010, except for the gross presentation of the Level 3 rollforward which was adopted on January 1, 2011. There was no financial impact on the Financial Statements as it relates to disclosures only.

Investments

Investments of the Variable Account are valued each day the markets are open at fair value using net asset values provided by the investment advisers of the funds after the 4 PM Eastern market close.

The Fair Value Measurements and Disclosures topic of the FASB Accounting Standards Codification (ASC 820) establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.

Level 1 –	Unadjusted quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date.

Level 2 –	Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:

(a)           Quoted prices for similar assets or liabilities in active markets.
(b)           Quoted prices for identical or similar assets or liabilities in markets that are not active.
(c)           Inputs other than quoted prices that are observable.
(d)           Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 –
Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Variable Account’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  As of December 31, 2011, all of the Variable Account’s investments are in funds for which quoted prices are available in an active market.  Therefore, all investments have been categorized as Level 1. There were no transfers in and out of Level 1 and Level 2 fair value measurements. The characterization of the underlying securities held by the funds in accordance with the Fair Value Measurements and Disclosures topic of the FASB ASC differs from the characterization of an investment in the fund.

Realized gains on investments include realized gain distributions received from the respective funds and gains on the sale of fund shares as determined by the average cost method.  Realized gain distributions are reinvested in the respective funds. Dividend distributions received from the funds are reinvested in additional shares of the funds and are recorded as income to the Variable Account on the ex-dividend date.

A Flexible Fixed Option and a Fixed Period Accounts Option are available to deferred annuity contract owners.  These accounts are comprised of equity and fixed income investments, which are part of the general assets of Allianz Life of New York.  The liabilities of the Fixed Account, including the guaranteed minimum rate of return on the Fixed Account of 3%, are part of the general obligations of Allianz Life of New York and are not included in the Variable Account.

Certain of the sub-accounts invest in Investment Options that invest in various forms of fixed income securities, including mortgage backed securities. These types of securities may present a variety of potential risks, including credit risk, extension and prepayment risk, and interest rate risk. Recently, certain types of mortgage backed securities, such as structured investment vehicles (SIVs), subprime mortgage backed bonds, and commercial paper backed by mortgage backed securities have experienced losses as a result of defaults on underlying mortgages and a lack of liquidity. These securities have also been subject to price declines resulting from lack of a trading market for the securities. As a result of the lack of liquidity, it is possible that certain securities may become more difficult to value. It is possible that these types of securities may continue to experience price declines as a result of defaults and lack of liquidity.

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2011

Available investment options, including the date the investment option became available for each product, as of December 31, 2011, are listed in the following table:
Fund	Allianz Advantage	Allianz Charter II NY	Allianz High Five NY	Allianz Opportunity	Allianz Valuemark II	Allianz Valuemark IV	Allianz Vision NY
Alger American Capital Appreciation Portfolio	1/22/2001	N/A	N/A	N/A	11/11/1999	11/11/1999	N/A
Alger American LargeCap Growth Portfolio	1/22/2001	N/A	N/A	N/A	11/11/1999	11/11/1999	N/A
Alger American MidCap Growth Portfolio	1/22/2001	N/A	N/A	N/A	N/A	N/A	N/A
Alger American SmallCap Growth Portfolio	1/22/2001	N/A	N/A	N/A	N/A	N/A	N/A
AZL Allianz AGIC Opportunity Fund	5/1/2002	12/1/2003	3/19/2007	10/4/2002	N/A	5/1/2002	9/24/2007
AZL Balanced Index Strategy Fund	10/23/2009	10/23/2009	10/23/2009	10/23/2009	N/A	N/A	10/23/2009
AZL BlackRock Capital Appreciation Fund	5/2/2005	5/2/2005	3/19/2007	5/2/2005	10/23/2009	10/23/2009	8/23/2007
AZL Columbia Mid Cap Value Fund	5/1/2006	5/1/2006	3/19/2007	5/1/2006	N/A	N/A	9/24/2007
AZL Columbia Small Cap Value Fund	5/3/2004	5/3/2004	3/19/2007	5/3/2004	N/A	5/3/2004	9/24/2007
AZL Davis New York Venture Fund	11/5/2001	12/1/2003	3/19/2007	10/4/2002	11/5/2001	11/5/2001	9/24/2007
AZL Dreyfus Equity Growth Fund	11/5/2001	12/1/2003	3/19/2007	10/4/2002	11/5/2001	11/5/2001	9/24/2007
AZL Eaton Vance Large Cap Value Fund	5/1/2001	12/1/2003	3/19/2007	10/4/2002	5/1/2001	5/1/2001	9/24/2007
AZL Franklin Small Cap Value Fund	5/1/2003	12/1/2003	3/19/2007	5/1/2003	N/A	5/1/2003	9/24/2007
AZL Franklin Templeton Founding Strategy Plus Fund	10/23/2009	10/23/2009	N/A	10/23/2009	N/A	N/A	10/23/2009
AZL Fusion Balanced Fund	5/2/2005	5/2/2005	3/19/2007	5/2/2005	N/A	N/A	9/24/2007
AZL Fusion Conservative Fund	10/23/2009	10/23/2009	N/A	10/23/2009	N/A	N/A	10/23/2009
AZL Fusion Growth Fund	5/2/2005	5/2/2005	3/19/2007	5/2/2005	N/A	N/A	9/24/2007
AZL Fusion Moderate Fund	5/2/2005	5/2/2005	3/19/2007	5/2/2005	N/A	N/A	9/24/2007
AZL Gateway Fund	N/A	N/A	N/A	N/A	N/A	N/A	9/17/2010
AZL Growth Index Strategy Fund	10/23/2009	10/23/2009	10/23/2009	10/23/2009	N/A	N/A	10/23/2009
AZL International Index Fund	10/23/2009	10/23/2009	10/23/2009	10/23/2009	N/A	N/A	10/23/2009
AZL Invesco Equity and Income Fund	5/3/2004	5/3/2004	3/19/2007	5/3/2004	N/A	5/3/2004	9/24/2007
AZL Invesco Growth and Income Fund	5/1/2001	12/1/2003	3/19/2007	10/4/2002	5/1/2001	5/1/2001	9/24/2007
AZL Invesco International Equity Fund	5/1/2002	12/1/2003	3/19/2007	10/4/2002	10/23/2009	5/1/2002	9/24/2007
AZL J.P.Morgan International Opportunities Fund	5/1/2003	12/1/2003	3/19/2007	5/1/2003	N/A	5/1/2003	9/24/2007
AZL JPMorgan U.S. Equity Fund	5/3/2004	5/3/2004	3/19/2007	5/3/2004	10/23/2009	5/3/2004	9/24/2007
AZL MFS Investors Trust Fund	5/2/2005	5/2/2005	3/19/2007	5/2/2005	N/A	5/1/2007	9/24/2007
AZL Mid Cap Index Fund	N/A	N/A	N/A	N/A	N/A	N/A	9/17/2010
AZL Money Market Fund	1/22/2001	12/1/2003	3/19/2007	10/4/2002	11/5/2001	11/5/2001	9/24/2007
AZL Morgan Stanley Global Real Estate Fund	5/1/2006	5/1/2006	3/19/2007	5/1/2006	N/A	N/A	9/24/2007
AZL Morgan Stanley Mid Cap Growth fund	5/1/2001	12/1/2003	3/19/2007	10/4/2002	5/1/2001	5/1/2001	9/24/2007
AZL S&P 500 Index Fund	5/1/2007	5/1/2007	5/1/2007	5/1/2007	5/1/2007	5/1/2007	9/24/2007
AZL Schroder Emerging Markets Equity Fund CL 1	N/A	N/A	N/A	N/A	5/1/2007	5/1/2007	N/A
AZL Schroder Emerging Markets Equity Fund CL 2	5/1/2006	5/1/2006	3/19/2007	5/1/2006	N/A	N/A	9/24/2007
AZL Small Cap Stock Index Fund	5/1/2007	5/1/2007	5/1/2007	5/1/2007	N/A	5/1/2007	9/24/2007
AZL Turner Quantitative Small Cap Growth Fund	5/2/2005	5/2/2005	3/19/2007	5/2/2005	N/A	N/A	9/24/2007
BlackRock Global Allocations V.I. Fund	5/1/2008	5/1/2008	5/1/2008	5/1/2008	N/A	N/A	5/1/2008
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	3/11/2011	N/A	N/A	3/11/2011	N/A	3/11/2011	N/A
Columbia Variable Portfolio – Seligman Global Technology Fund	1/22/2001	N/A	N/A	N/A	N/A	N/A	N/A

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2011
Fund	Allianz Advantage	Allianz Charter II NY	Allianz High Five NY	Allianz Opportunity	Allianz Valuemark II	Allianz Valuemark IV	Allianz Vision NY
Davis VA Financial Portfolio	1/22/2001	12/1/2003	3/19/2007	10/4/2002	N/A	5/1/2002	9/24/2007
Davis VA Value Portfolio	1/22/2001	N/A	N/A	10/4/2002	N/A	5/1/2002	N/A
Fidelity VIP FundsManager 50% Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	1/21/2011
Fidelity VIP FundsManager 60% Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	1/21/2011
Franklin Global Real Estate Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/4/2002	9/6/1991	8/17/1998	N/A
Franklin Growth and Income Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/4/2002	9/6/1991	8/17/1998	N/A
Franklin High Income Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/4/2002	9/6/1991	8/17/1998	9/24/2007
Franklin Income Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/1/2003	5/1/2003	5/1/2003	9/24/2007
Franklin Large Cap Growth Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/4/2002	5/1/1996	8/17/1998	N/A
Franklin Rising Dividends Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/4/2002	1/27/1992	8/17/1998	N/A
Franklin Small Cap Value Securities Fund	1/22/2001	12/1/2003	N/A	10/4/2002	5/1/1998	8/17/1998	N/A
Franklin Small-Mid Cap Growth Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/4/2002	11/1/1995	8/17/1998	N/A
Franklin Templeton VIP Founding Funds Allocation Fund	9/21/2007	9/21/2007	9/21/2007	9/21/2007	N/A	N/A	9/24/2007
Franklin U.S. Government Fund	1/22/2001	12/1/2003	3/19/2007	10/4/2002	9/6/1991	8/17/1998	9/24/2007
Invesco V.I. Capital Appreciation Fund	1/22/2001	N/A	N/A	N/A	5/1/2006	5/1/2006	N/A
Invesco V.I. Core Equity Fund	5/1/2006	N/A	N/A	N/A	N/A	N/A	N/A
Invesco Van Kampen LIT Capital Growth Portfolio	5/1/2001	N/A	N/A	N/A	5/1/2001	5/1/2001	N/A
Jennison Portfolio	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010	N/A
JPMIT International Equity Fund	4/24/2009	N/A	N/A	N/A	N/A	N/A	N/A
JPMorgan Insurance Trust U.S. Equity Portfolio	4/24/2009	N/A	N/A	N/A	N/A	N/A	N/A
Mutual Shares Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/4/2002	11/8/1996	8/17/1998	9/24/2007
Oppenheimer Global Securities Fund/VA	1/22/2001	N/A	N/A	10/4/2002	N/A	5/1/2002	N/A
Oppenheimer High Income Fund/VA	1/22/2001	12/1/2003	3/19/2007	10/4/2002	N/A	5/1/2002	N/A
Oppenheimer Main Street Fund/VA	1/22/2001	N/A	N/A	10/4/2002	N/A	5/1/2002	N/A
PIMCO EqS Pathfinder Portfolio	10/18/2010	10/18/2010	10/18/2010	10/18/2010	10/18/2010	10/18/2010	10/18/2010
PIMCO VIT All Asset Portfolio	5/3/2004	5/3/2004	3/19/2007	5/3/2004	N/A	5/3/2004	9/24/2007
PIMCO VIT Commodity RealReturn Strategy Portfolio	5/2/2005	5/2/2005	3/19/2007	5/2/2005	N/A	N/A	9/24/2007
PIMCO VIT Emerging Markets Bond Portfolio	5/2/2005	5/2/2005	3/19/2007	5/2/2005	N/A	N/A	9/24/2007
PIMCO VIT Global Advantage Strategy Bond Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	7/22/2011
PIMCO VIT Global Bond Portfolio	5/2/2005	5/2/2005	3/19/2007	5/2/2005	N/A	N/A	9/24/2007
PIMCO VIT Global Multi-Asset Portfolio	10/23/2009	10/23/2009	N/A	10/23/2009	N/A	N/A	10/23/2009
PIMCO VIT High Yield Portfolio	1/22/2001	12/1/2003	3/19/2007	10/4/2002	11/5/2001	11/5/2001	9/24/2007
PIMCO VIT Real Return Portfolio	5/1/2003	12/1/2003	3/19/2007	5/1/2003	N/A	5/1/2003	9/24/2007
PIMCO VIT Total Return Portfolio	1/22/2001	12/1/2003	3/19/2007	10/4/2002	11/5/2001	11/5/2001	9/24/2007
PIMCO VIT Unconstrained Bond Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	7/22/2011
SP International Growth Portfolio	1/22/2001	12/1/2003	3/19/2007	10/4/2002	12/15/2000	12/15/2000	N/A
Templeton Foreign Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/1/2003	5/1/2003	5/1/2003	N/A
Templeton Global Bond Securities Fund	1/22/2001	5/1/2007	5/1/2007	5/1/2007	9/6/1991	8/17/1998	9/24/2007
Templeton Growth Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/1/2003	5/1/2003	5/1/2003	9/24/2007

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2011

For the years ended December 31, 2011 and 2010, several funds changed their name as summarized, with the effective date of the change, in the following table:

Current Fund Name	Prior Fund Name	Effective Date
AZL Growth Index Strategy Fund	AZL Moderate Index Strategy Fund	April 30, 2010
AZL Invesco International Equity Fund	AZL AIM International Equity Fund	April 30, 2010
Invesco V.I. Capital Appreciation Fund	AIM V.I. Capital Appreciation Fund	April 30, 2010
Invesco V.I. Core Equity Fund	AIM V.I. Core Equity Fund	April 30, 2010
Invesco V.I. International Growth Fund	AIM V.I. International Growth Fund	April 30, 2010
AZL Allianz AGIC Growth Fund	AZL OCC Growth Fund	July 16, 2010
AZL Allianz AGIC Opportunity Fund	AZL OCC Opportunity Fund	July 16, 2010
AZL Morgan Stanley Global Real Estate Fund	AZL Van Kampen Global Real Estate Fund	July 16, 2010
AZL Morgan Stanley International Equity Fund	AZL Van Kampen International Equity Fund	July 16, 2010
AZL Morgan Stanley Mid Cap Growth Fund	AZL Van Kampen Mid Cap Growth Fund	July 16, 2010
Invesco Van Kampen LIT Capital Growth Portfolio	Van Kampen LIT Capital Growth Portfolio	July 16, 2010
AZL JPMorgan International Opportunities Fund	AZL Morgan Stanley International Equity Fund	May 2, 2011
AZL Invesco Equity and Income Fund	AZL Van Kampen Equity and Income Fund	May 2, 2011
AZL Invesco Growth and Income Fund	AZL Van Kampen Growth and Income Fund	May 2, 2011
Columbia Variable Portfolio – Seligman Global Technology Fund	Seligman Global Technology Portfolio	July 22, 2011
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	Seligman Variable Portfolio – Smaller-Cap Value Fund	July 22, 2011

During the years ended December 31, 2011 and 2010, the following funds were closed to new money:

Fund	Date Closed
AZL Allianz Global Investors Select Fund	April 30, 2010
Mutual Global Discovery Securities Fund	December 17, 2010
PIMCO VIT Emerging Markets Bond Portfolio	May 2, 2011
PIMCO VIT Global Bond Portfolio	May 2, 2011
Franklin High Income Securities Fund	May 2, 2011

During the years ended December 31, 2011 and 2010, the following funds were added as available options:

Fund	Date Opened
Jennison Portfolio	April 30, 2010
AZL Gateway Fund	September 17, 2010
AZL Mid Cap Index Fund	September 17, 2010
PIMCO EqS Pathfinder Portfolio	October 15, 2010
Fidelity VIP FundsManager 50% Portfolio	January 21, 2011
Fidelity VIP FundsManager 60% Portfolio	January 21, 2011
Seligman Variable Portfolio – Smaller-Cap Value Fund	March 11, 2011
PIMCO VIT Global Advantage Strategy Bond Portfolio	July 22, 2011
PIMCO VIT Unconstrained Bond Portfolio	July 22, 2011

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2011

For the years ended December 31, 2011 and 2010, several funds merged or were replaced.  The fund names and effective dates of the mergers or replacements are summarized in the following table:

Closed Fund	Receiving Fund	Date Merged
OpCap Mid Cap Portfolio	AZL Van Kampen Mid Cap Value Fund	April 30, 2010
SP Strategic Partners Focused Growth Portfolio	Jennison Portfolio	April 30, 2010
Templeton Global Asset Allocation Fund	AZL Money Market	April 30, 2010
AZL Allianz AGIC Growth Fund	AZL BlackRock Capital Appreciation Fund	October 15, 2010
AZL Allianz Global Investors Select Fund	AZL Balanced Index Strategy Fund	October 15, 2010
Franklin Zero Coupon 2010 Fund	AZL Money Market	December 17, 2010
Seligman Small-Cap Value Portfolio	Seligman Variable Portfolio – Smaller-Cap Value Fund	March 11, 2011
Mutual Global Discovery Securities Fund	PIMCO EqS Pathfinder Portfolio	September 16, 2011

Contracts in Annuity Payment Period

Annuity reserves are computed for currently payable contracts according to the 1983 and 2000 Individual Annuity Mortality Tables, using an assumed investment return (AIR) equal to the AIR of the specific contracts, either 3%, 4.5%, or 5%.  Charges to annuity reserves for mortality and risk expense are reimbursed to Allianz Life of New York if the reserves required are less than originally estimated.  If additional reserves are required, Allianz Life of New York reimburses the account.

Bonus

Allianz Opportunity contract owners receive a bonus of 6% on each purchase payment.

Expenses

All Mortality and Expense Risk (M&E) charges and administrative charges are annualized rates that are calculate and assess daily as a percentage of each Investment Option’s net asset value.

The M&E charge and administrative charge for Allianz Advantage can be summarized as follows:

The Allianz Advantage was launched in January 2001 and sales were discontinued in May 2010. The Allianz Advantage Original Contract was available from January 2001 to February 19, 2004. For Allianz Advantage Original Contracts without an Enhanced Death Benefit (EDB) endorsement, the death benefit is equal to the contract value. For Advantage Original Contracts with an EDB endorsement if the owner was age 80 or older at issue, the death benefit is the greater of contract value, or total purchase payments less withdrawals. For Original Contracts with an EDB endorsement if the owner was age 79 or younger at issue, the death benefit is either the contract value, or the greater of: a) total purchase payments less withdrawals, or b) the highest contract anniversary value.

The most recently offered Allianz Advantage contract replaced the Original Contract beginning in February 2004. The most recently offered contract automatically provided a Traditional Guaranteed Minimum Death Benefit (Traditional GMDB) where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of the current contract value or the highest contract anniversary value.

The most recently offered Allianz Advantage contracts also provided a choice of either the Traditional Guaranteed Benefit Package (Traditional GBP) or the Enhanced Guaranteed Benefit Package (Enhanced GBP) for an additional charge. The GBPs include a Guaranteed Minimum Income Benefit (GMIB) and a Guaranteed Partial Withdrawal Benefit (GPWB). The GBPs provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB. Under the Traditional GBP, income is based on total purchase payments adjusted for partial withdrawals. Under the Enhanced GBP, income is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 7%. For Allianz Advantage contracts issued from February 19, 2004 to April 28, 2006, income under the Enhanced GBP is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by either 3% or 5%.

Charges during the Accumulation Phase (includes 0.15% of administrative charge) are as follows:

	Most Recently Offered Contract without a GBP	Most Recently Offered Contract with the Traditional GBP	Most Recently Offered Contract with the Enhanced GBP
Traditional GMDB	1.65%	1.85%	2.35%
Enhanced GMDB	1.85%	2.00%	2.50%

The M&E charges for the Original Contracts during the Accumulation Phase (includes 0.15% of administrative charge) is 1.49%.

The charges during the Annuity Phase if the owner takes variable annuity payments are 1.65% for the most recently offered Allianz Advantage Contract; and the charges are 1.40% for the Original Contract.

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2011

The M&E charge for Allianz Charter II NY can be summarized as follows:

The Allianz Charter II NY was launched in May 2004 and sales were discontinued in May 2010. The Allianz Charter II NY contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of the current contract value or the highest contract anniversary value.

Allianz Charter II NY contracts also offered a choice of either the Traditional Guaranteed Benefit Package (Traditional GBP) or the Enhanced Guaranteed Benefit Package (Enhanced GBP) for an additional charge. The GBPs include a GMIB and a Guaranteed Partial Withdrawal Benefit (GPWB). The GBPs provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB. Under the Traditional GBP, income is based on total purchase payments adjusted for partial withdrawals. Under the Enhanced GBP, income is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 7%. For Allianz Charter II NY contracts issued from May 3, 2004 to April 28, 2006, income under the Enhanced GBP is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by either 3% or 5%.

M&E charges during the Accumulation Phase are as follows:

	Contracts without a GBP	Contracts with the Traditional GBP	Contracts with the Enhanced GBP
Traditional GMDB	1.75%	1.95%	2.45%
Enhanced GMDB	1.95%	2.10%	2.60%
The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.75%.

The M&E charge for Allianz High Five NY can be summarized as follows:

The Allianz High Five NY was launched in March 2007 and sales were discontinued in March 2009. The contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) the highest contract anniversary value.

Allianz High Five NY also automatically provided Living Guarantees unless the owner elected otherwise at contract issue. The Living Guarantees include the Guaranteed Account Value Benefit (GAV Benefit), and the Guaranteed Withdrawal Benefit (GWB). There are no additional fees or charges associated with the Living Guarantees. However, the contract values are monitored daily and amounts are systematically transfered between the selected investment options and the Fixed Period Accounts (FPAs) to support the Living Guarantees.

The GAV Benefit guarantees that beginning on the fifth contract anniversary, and on each subsequent contract anniversary until the contract ends or the owner takes a Full Annuitization, the contract value will be at least equal to an amount called the Guaranteed Account Value (GAV) from five years ago, reduced by subsequent withdrawals. The GAV is initially equal to the purchase payments received within 90 days of contract issue. The GAV is recalculated on each contract anniversary to equal the greater of: a) the previous GAV adjusted for subsequent purchase payments and partial withdrawals, or b) the current contract value. The GAV Benefit does not provide any protection until the fifth and subsequent Contract Anniversaries, and does not lock in any investment gains until at least five years after they occur. The GWB guarantees a minimum level of income through partial withdrawals.

M&E charges during the Accumulation Phase are as follows:
	Base Contract	Contract with the Short Withdrawal Charge Option
Traditional GMDB	1.25%	1.75%
Enhanced GMDB	1.45%	1.95%
The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.25%.

The M&E charge for Allianz Opportunity can be summarized as follows:

The Allianz Opportunity was launched in October 2002 and sales were discontinued in May 2010. The Allianz Opportunity contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments, not including any bonus, adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of the current contract value or the highest contract anniversary value.

Allianz Opportunity contracts also offered a choice of either the Traditional GBP or the Enhanced GBP for an additional charge. The GBPs include a GMIB and a GPWB. The GBPs provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB. Under the Traditional GBP, income is based on total purchase payments, not including any bonus, adjusted for partial withdrawals. Under the Enhanced GBP, income is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments, not including any bonus, adjusted for partial withdrawals increased annually by 7%. For Opportunity contracts issued from February 19, 2004 to April 28, 2006, income under the Enhanced GBP is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments, not including any bonus, adjusted for partial withdrawals increased annually by either 3% or 5%.

M&E charges during the Accumulation Phase are as follows:
	Contracts without a GBP	Contracts with the Traditional GBP	Contracts with the Enhanced GBP
Traditional GMDB	1.90%	2.10%	2.60%
Enhanced GMDB	2.10%	2.25%	2.75%

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2011

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.90%

The M&E charge and administrative charge for Allianz Valuemark II can be summarized as follows:

The Allianz Valuemark II contract was available from September 1991 to August 1998. Allianz Valuemark II contracts provided a death benefit of the greater of: a) total purchase payments less withdrawals, or b) the highest contract value from any fifth contract anniversary.

Charges during the Accumulation Phase and during the Annuity Phase if the owner takes variable annuity payments (includes a 0.15% administrative charge) are 1.40%.

The M&E charge and administrative charge for Allianz Valuemark IV can be summarized as follows:

The Allianz Valuemark IV contract was available from August 1998 to January 2001. For Allianz Valuemark IV contracts without an EDB endorsement the death benefit is equal to the contract value. For Allianz Valuemark IV contracts with an EDB endorsement if the owner was age 81 or older at issue, the death benefit is the greater of contract value, or total purchase payments less withdrawals. For Allianz Valuemark IV contracts with an EDB endorsement if the owner was age 80 or younger at issue, the death benefit is the contract value or the greater of: a) total purchase payments less withdrawals, or b) the highest contract anniversary value.

Charges during the Accumulation Phase and Annuity Phase (includes 0.15% of administrative charge) are as follows:

Charges during the Accumulation Phase	Charges during the Annuity Phase if the owner takes variable annuity payment
1.49%	1.25%

The M&E charge for Allianz Vision  NY can be summarized as follows:

The Allianz Vision NY contract was launched in October of 2007 and included the following optional benefits: Lifetime Plus Benefit, Quarterly Value Death Benefit, Bonus Option and Short Withdrawal Charge Option. In May 2008, Target Date Retirement Benefit and No Withdrawal Charge Option became available. In July 2008, Lifetime Plus 8 Benefit became available. In January 2009, Target Date Retirement Benefit was replaced with Target Date 10 Benefit and the additional M&E charge for Lifetime Plus 8 Benefit increased. In March 2009, all optional benefits were discontinued except Bonus Option, Short Withdrawal Charge Option and Quarterly Value Death Benefit. In August 2009, No Withdrawal Charge Option again became available and Investment Protector and Income Protector also became available. Investment Protector and Income Protector have a separate rider charge based on the Target Value or Benefit Base, rather than an additional M&E charge. In March 2010, Quarterly Value Death Benefit was discontinued. In September 2010, the Maximum Anniversary Death Benefit became available.

Allianz Vision NY Base Contract provides a Traditional Death Benefit or the owner can instead select the Maximum Anniversary Death Benefit for an additional M&E charge, which locks in the highest contract value on the Contract Anniversary. The Maximum Anniversary Death Benefit became available in September 2010, and also requires selection of Investment Protector or Income Protector. The Allianz Vision NY also allows the owner to select at issue for an additional M&E charge either: a) Bonus Option that provides a 6% bonus that increases the withdrawal charge period from seven years to nine years, b) Short Withdrawal Charge Option that shortens the withdrawal charge period from seven years to four years, or c) No Withdrawal Charge Option that eliminates the withdrawal charge.

The current No Withdrawal Charge Option also requires selection of Investment Protector or Income Protector. The prior No Withdrawal Charge Option that was available before August 2009, required selection of a Target Date Benefit or a Lifetime Benefit. Investment Protector and the Target Date Benefits provide a future guarantee of contract value. Income Protector and the Lifetime Benefits are designed for those who want lifetime income and continued access to both contract value and a death benefit for a period of time, as opposed to annuity payments that provide higher periodic lifetime income payments but eliminate both contract value and death benefit.

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2011

M&E & Rider charges during the Accumulation Phase are as follows:
Contract Annual Expenses	Charges
M&E Charges
Base Contract	1.40%
Additional charges for optional benefits:
Maximum Anniversary Death Benefit	0.30%
Bonus Option	0.50%
Short Withdrawal Charge Option	0.25%
No Withdrawal Charge Option	0.35%
Quarterly Value Death Benefit	0.30%
Target Date 10 Benefit	0.55%
Target Date Retirement Benefit	0.40%
Lifetime Plus Benefit:
Single Lifetime Plus Payments	0.70%
Joint Lifetime Plus Payments	0.85%
Lifetime Plus 8 Benefit:
Single Lifetime Plus Payments	0.95%
Joint Lifetime Plus Payments	1.10%
Lifetime Plus 8 Benefit:
Single Lifetime Plus Payments (1)	0.80%
Joint Lifetime Plus Payments (2)	0.95%
Rider Charges
Investment Protector (08.09)	0.80%
Investment Protector (05.11)	0.90%
Income Protector:
Single Lifetime Plus Payments	1.05%
Joint Lifetime Plus Payments	1.20%

(1) On the benefit date the current M&E charge reduces to 0.70%
(2) On the benefit date the current M&E charge reduces to 0.85%

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.40% for a Contract without the Bonus Option, and 1.90% for a Contract with the Bonus Option.

Contract Base Expenses

A contract maintenance charge is paid by the contract owner annually from each deferred annuity contract by liquidating accumulation units at the end of the contract year and at the time of full surrender.  A portion of this charge is deducted from each annuity payment during the annuity phase. The amount of the charge is $30 each year for all the contracts. The contract maintenance charge is not assessed if the Contract Value is at least  $100,000 for Allianz Opportunity, Allianz Valuemark II and Allianz Vision NY contracts; $75,000 for Allianz Charter II NY and Allianz High Five NY contracts; and $50,000 for Allianz Advantage and Allianz Valuemark IV contracts . These contract charges are reflected in the Statements of Changes in Net Assets as contract maintenance charges. Contract maintenance charges deducted during the years ended December 31, 2011 and 2010, were $189,000 and $165,000 respectively.

A rider charge is assessed during the Accumulation Phase for Allianz Vision NY contracts with Investment Protector or Income Protector, which were made available with the contract in August 2009. Investment Protector is designed for persons who are concerned about market fluctuations and want the benefit of a level of protection for the principal invested regardless of how the market performs. Investment Protector accomplishes this by periodically locking in a portion of any anniversary investment gains effective as of a future date. To realize this benefit  the owner must continue to hold the contract until the future date. Income Protector is designed for those who want both a guaranteed level of lifetime income (called Lifetime Plus Payments) that can begin shortly after selection of the benefit if certain age restrictions are met, and continued access to both contract value and a death benefit for a period of time.

The rider charge is an annualized rate that is accrued on a daily basis as a percentage of the Target Value under Investment Protector, or as a percentage of the Benefit Base under Income Protector. The rider charge is calculated daily beginning on the day after the rider effective date.  The rider charge is assessed quarterly and deducted for each quarter on the earlier of the following: at the end of the last business day immediately before the quarterly anniversary; or when the final rider charge is deducted. The rider charge reduces the contract value, but not any of the guaranteed values under the optional benefits (for example, it does not reduce the Target Value or Benefit Base). The charge deducted for Investment Protector was 0.80%. The current charge deducted for Investment Protector (as of May 2010) is 0.90%. The current charge deducted for Income Protector is 1.05% for single Lifetime Plus Payments and 1.20% for joint Lifetime Plus Payments.

A withdrawal charge is deducted at the time of withdrawal for withdrawals taken during the Accumulation Phase on Allianz Advantage, Allianz Charter II NY, Allianz Opportunity, Allianz High Five NY , Allianz Valuemark II, Allianz Valuemark IV, and Allianz Vision NY annuity contracts. If the withdrawal is a partial withdrawa,l the charge is

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2011

deducted from the contract value. If the withdrawal is a full withdrawal, the charge is deducted from the amount withdrawn. The amount of the withdrawal charge is shown below. For the Allianz Advantage Original Contracts and the Allianz Valuemark IV Contract, the withdrawal charge also applies to liquidations taken during the annuity phase.

Withdrawal charges are as follows:

Complete Years Since Payment	Allianz Advantage and Allianz Valuemark IV	Allianz Charter II NY	Allianz High Five NY*	Allianz Opportunity	Allianz Valuemark II	Allianz Vision NY**
0	6%	8%	8%	8.5%	5%	8.5%
1	6%	7%	7.5%	8.5%	5%	8.5%
2	6%	0%	7%	8.5%	4%	7.5%
3	5%	0%	6%	8%	3%	6.5%
4	4%	0%	5%	7%	1.5%	5%
5	3%	0%	4%	6%	0%	4%
6	2%	0%	3%	5%	0%	3%
7	0%	0%	0%	4%	0%	0%
8	0%	0%	0%	3%	0%	0%
9+	0%	0%	0%	0%	0%	0%

* This is the withdrawal charge for the Base Contract. The withdrawal charge for the a Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3.0%, and 0%.
** This is the withdrawal charge for the Base Contract. The withdrawal charge for the a Contract with the Bonus Option is 8.5%, 8.5%, 8.5%, 8.0%, 7.0%, 6.0%, 5.0%, 4.0%, 3.0%, and 0%. The withdrawal charge for the a Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3.0%, and 0%. There is no withdrawal charge for a contract with the No Withdrawal Charge Option.

Total withdrawal charges paid by the contract owners during the years ended December 31, 2011 and 2010, were $866,857and $672,841, respectively.

Allianz Valuemark IV and Allianz Advantage contracts include a waiver of withdrawal charge benefit if any owner becomes totally disabled after the first contract year. Allianz Vision NY also includes a waiver of withdrawal charge benefit for nursing home confinement or diagnosis of a terminal illness after the first contract year.

A free withdrawal privilege (or partial withdrawal privilege) is available that allows owners to withdraw a certain amount each year during the Accumulation Phase without incurring a withdrawal charge under the Allianz Advantage, Allianz Opportunity, Allianz High Five NY, Allianz Valuemark II, Allianz Valuemark IV, and Allianz Vision NY contracts. The amount that can be withdrawn differs between the contracts. For Allianz Valuemark IV and Allianz Advantage, each year the owner can withdraw 15% of the previous contract anniversaries contract value, less any previous withdrawals taken during the current year that were not subject to a withdrawal charge. For Allianz High Five NY, each year the owner can withdraw 10% of total purchase payments, less any amount previously withdrawn under the partial withdrawal privilege in the same year. For Allianz Opportunity, each year the owner can withdraw 10% of total purchase payments, not including any bonus, less any previous withdrawals taken during the year that were not subject to a withdrawal charge. For Allianz Valuemark II, each year the owner can withdraw 15% of total purchase payments, less any previous withdrawals taken during the year; if the owner does not take any withdrawals during a given year the full 15% carries over to the next year. For Allianz Vision NY, each year the owner can withdraw 12% of total purchase payments, less any amount previously withdrawn under the partial withdrawal privilege in the same year.

Currently, twelve free transfers are permitted each contract year. Thereafter, the fee is $25 per transfer (or, if less, 2% of the amount transferred for Allianz Valuemark II, Allianz Valuemark IV and Allianz Advantage). The follow transfers do not count against any allowed free transfers and are not subject to a transfer fee: dollar cost averaging transfers, flexible rebalancing transfers, GAV Transfers under the Allianz High Five NY Living Guarantees, or quarterly rebalancing transfers for Target Date Benefits, Lifetime Benefits, Investment Protector or Income Protector. Total transfer charges during the years ended December 31, 2011 and 2010, were $728 and $522, respectively. Net transfers (to)/from the general account were $(5,244,000) and $(1,584,000), for the years ended December 31, 2011 and 2010, respectively.

Premium taxes are not currently assessed in the State of New York. However, Allianz Life of New York reserves the right to make a deduction to reimburse itself for premium taxes if the owner lives in a state where premium taxes are due. Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. Allianz Life of New York may, at its sole discretion, pay taxes when due and deduct that amount from the contract value at a later date. Payment at an earlier date does not waive any right Allianz Life of New York may have to deduct such amounts at a later date.

A rescission is defined as a contract that is returned to Allianz Life of New York and canceled within the free-look period, generally within 10 days.

3.	FEDERAL INCOME TAXES

Operations of the Variable Account form a part of the Allianz Life of New York, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Variable Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, Allianz Life of New York understands that it will be treated as owner of the assets invested in the Variable Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an annuitant’s gross income until amounts are received pursuant to an annuity.

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2011

4.      PURCHASES AND SALES OF INVESTMENTS (IN THOUSANDS)

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2011, are as follows:

	Cost of Purchases	Proceeds from Sales
Alger American Capital Appreciation Portfolio	$ -	$ 4
Alger American LargeCap Growth Portfolio	1	39
Alger American MidCap Growth Portfolio	-	1
Alger American SmallCap Growth Portfolio	-	-
AZL Allianz AGIC Opportunity Fund	1,211	1,688
AZL Balanced Index Strategy Fund	11,004	3,071
AZL BlackRock Capital Appreciation Fund	4,548	3,552
AZL Columbia Mid Cap Value Fund	2,145	1,623
AZL Columbia Small Cap Value Fund	1,026	1,280
AZL Davis NY Venture Fund	2,557	2,670
AZL Dreyfus Equity Growth Fund	2,233	2,419
AZL Eaton Vance Large Cap Value Fund	1,307	1,275
AZL Franklin Small Cap Value Fund	1,941	2,188
AZL Franklin Templeton Founding Strategy Plus Fund	18,633	4,994
AZL Fusion Balanced Fund	20,448	10,786
AZL Fusion Conservative Fund	7,525	1,695
AZL Fusion Growth Fund	4,429	4,459
AZL Fusion Moderate Fund	49,645	15,689
AZL Gateway Fund	6,955	938
AZL Growth Index Strategy Fund	48,267	8,697
AZL International Index Fund	2,019	1,307
AZL Invesco Equity and Income Fund	14,584	3,870
AZL Invesco Growth and Income Fund	1,211	1,293
AZL Invesco International Equity Fund	2,122	2,475
AZL J.P.Morgan International Opportunities Fund	1,968	2,123
AZL JPMorgan U.S. Equity Fund	702	1,258
AZL MFS Investors Trust Fund	1,400	1,331
AZL Mid Cap Index Fund	1,357	355
AZL Money Market Fund	71,051	69,325
AZL Morgan Stanley Global Real Estate Fund	1,296	1,124
AZL Morgan Stanley Mid Cap Growth Fund	3,890	4,555
AZL S&P 500 Index Fund	11,064	5,106
AZL Schroder Emerging Markets Equity Fund CL 1	130	426
AZL Schroder Emerging Markets Equity Fund CL 2	2,414	4,590
AZL Small Cap Stock Index Fund	3,679	2,917
AZL Turner Quantitative Small Cap Growth Fund	1,176	1,351
BlackRock Global Allocations V.I. Fund	53,571	6,106

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2011

	Cost of Purchases	Proceeds from Sales
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	$ 706	$ 56
Columbia Variable Portfolio – Seligman Global Technology Fund	-	-
Davis VA Financial Portfolio	134	296
Davis VA Value Portfolio	31	70
Fidelity VIP FundsManager 50% Portfolio	1,845	32
Fidelity VIP FundsManager 60% Portfolio	7,959	2,409
Franklin Global Real Estate Securities Fund	855	848
Franklin Growth and Income Securities Fund	976	2,569
Franklin High Income Securities Fund	6,308	4,529
Franklin Income Securities Fund	13,186	8,017
Franklin Large Cap Growth Securities Fund	78	775
Franklin Rising Dividends Securities Fund	695	2,703
Franklin Small Cap Value Securities Fund	47	262
Franklin Small-Mid Cap Growth Securities Fund	189	900
Franklin Templeton VIP Founding Funds Allocation Fund	1,279	4,053
Franklin U.S. Government Fund	11,340	11,632
Invesco V.I. Capital Appreciation Fund	-	24
Invesco V.I. Core Equity Fund	1	1
Invesco Van Kampen LIT Capital Growth Portfolio	-	1
Jennison Portfolio	35	40
JPMIT International Equity Fund	-	-
JPMorgan Insurance Trust U.S. Equity Portfolio	-	-
Mutual Global Discovery Securities Fund	2,013	22,833
Mutual Shares Securities Fund	3,439	3,859
Oppenheimer Global Securities Fund/VA	40	102
Oppenheimer High Income Fund/VA	280	339
Oppenheimer Main Street Fund/VA	33	306
PIMCO EqS Pathfinder Portfolio	20,515	1,026
PIMCO VIT All Asset Portfolio	12,279	4,629
PIMCO VIT Commodity RealReturn Strategy Portfolio	4,212	5,377
PIMCO VIT Emerging Markets Bond Portfolio	12,906	13,356
PIMCO VIT Global Advantage Strategy Bond Portfolio	1,818	567
PIMCO VIT Global Bond Portfolio	3,845	2,616
PIMCO VIT Global Multi-Asset Portfolio	18,905	2,766
PIMCO VIT High Yield Portfolio	14,259	6,561
PIMCO VIT Real Return Portfolio	14,303	7,421
PIMCO VIT Total Return Portfolio	38,709	13,324
PIMCO VIT Unconstrained Bond Portfolio	3,476	771
Seligman Small-Cap Value Portfolio	-	769
SP International Growth Portfolio	3	8
Templeton Foreign Securities Fund	798	1,984
Templeton Global Bond Securities Fund	18,693	3,829
Templeton Growth Securities Fund	1,827	4,980

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2011

5.      CONTRACT TRANSACTIONS – ALL PRODUCTS ACCUMULATION UNIT ACTIVITY (IN THOUSANDS)
Transactions in units for each sub-account, excluding units for annuitized contracts, for the years ended December 31, 2011 and 2010, are as follows:
	Alger American Capital Appreciation Portfolio		Alger American LargeCap Growth Portfolio		Alger American MidCap Growth Portfolio
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	-	-	-	-	-	-
Transfers between funds	-	-	-	-	-	-
Surrenders and terminations	-	(1)	(5)	(4)	-	-
Rescissions	-	-	-	-	-	-
Bonus (Includes Recaptures)	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	-	(1)	(5)	(4)	-	-

	Alger American SmallCap Growth Portfolio		AZL Allianz AGIC Growth Fund		AZL Allianz AGIC Opportunity Fund
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	-	-	-	3	32	14
Transfers between funds	-	-	-	-	(33)	(119)
Surrenders and terminations	-	-	-	(4)	(20)	(18)
Rescissions	-	-	-	-	(5)	(1)
Bonus (Includes Recaptures)	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	-	-	-	(1)	(26)	(124)

	AZL Allianz Global Investors Select Fund		AZL Balanced Index Strategy Fund		AZL BlackRock Capital Appreciation Fund
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	-	71	522	573	194	120
Transfers between funds	-	(92)	259	132	(11)	(37)
Surrenders and terminations	-	(1)	(34)	(33)	(61)	(47)
Rescissions	-	(1)	(3)	(4)	(9)	-
Bonus (Includes Recaptures)	-	1	6	7	2	1
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	(1)	(12)	(3)	(2)	(1)
Total Net Contract Transactions	-	(23)	738	672	113	36

	AZL Columbia Mid Cap Value Fund		AZL Columbia Small Cap Value Fund		AZL Davis NY Venture Fund
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	135	112	46	30	151	93
Transfers between funds	(20)	92	(50)	34	(27)	9
Surrenders and terminations	(38)	(17)	(14)	(12)	(98)	(69)
Rescissions	(1)	(3)	-	-	(17)	-
Bonus (Includes Recaptures)	2	1	-	-	-	1
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(1)	-	-	-	(1)	-
Total Net Contract Transactions	77	185	(18)	52	8	34

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2011

	AZL Dreyfus Equity Growth Fund		AZL Eaton Vance Large Cap Value Fund		AZL Franklin Small Cap Value Fund
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	76	28	99	67	66	37
Transfers between funds	(42)	95	(27)	(17)	(38)	14
Surrenders and terminations	(29)	(34)	(61)	(26)	(30)	(29)
Rescissions	(15)	-	-	-	(5)	(1)
Bonus (Includes Recaptures)	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	(1)	-	-	-
Total Net Contract Transactions	(10)	89	10	24	(7)	21

	AZL Franklin Templeton Founding Strategy Plus Fund		AZL Fusion Balanced Fund		AZL Fusion Conservative Fund
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	1,065	904	1,204	1,454	381	374
Transfers between funds	215	168	(145)	456	163	88
Surrenders and terminations	(15)	(55)	(230)	(112)	(16)	(12)
Rescissions	(3)	(12)	(21)	(22)	(1)	(2)
Bonus (Includes Recaptures)	8	5	16	14	2	6
Contract Maintenance Charges	-	-	(1)	-	-	-
Rider charge	(16)	(5)	(25)	(8)	(7)	(2)
Total Net Contract Transactions	1,254	1,005	798	1,782	522	452

	AZL Fusion Growth Fund		AZL Fusion Moderate Fund		AZL Gateway Fund
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	120	87	3,208	4,615	712	49
Transfers between funds	19	(90)	41	599	(7)	31
Surrenders and terminations	(130)	(136)	(177)	(242)	(1)	-
Rescissions	(1)	-	(37)	(121)	(115)	-
Bonus (Includes Recaptures)	-	1	19	34	2	-
Contract Maintenance Charges	-	(1)	(1)	(1)	-	-
Rider charge	(1)	-	(79)	(33)	(4)	-
Total Net Contract Transactions	7	(139)	2,974	4,851	587	80

	AZL Growth Index Strategy Fund		AZL International Index Fund		AZL Invesco Equity and Income Fund
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	3,139	2,146	67	38	546	544
Transfers between funds	583	361	45	263	404	47
Surrenders and terminations	(70)	(38)	(25)	(11)	(37)	(30)
Rescissions	(67)	(5)	(1)	-	(26)	(4)
Bonus (Includes Recaptures)	9	7	-	-	3	4
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(47)	(8)	-	-	(11)	(4)
Total Net Contract Transactions	3,547	2,463	86	290	879	557

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2011

	AZL Invesco Growth and Income Fund		AZL Invesco International Equity Fund		AZL J.P.Morgan International Opportunities Fund
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	39	21	83	60	56	22
Transfers between funds	(14)	-	(50)	(46)	(1)	(1)
Surrenders and terminations	(30)	(18)	(48)	(40)	(40)	(31)
Rescissions	-	-	(2)	(1)	(9)	-
Bonus (Includes Recaptures)	1	-	1	2	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	(1)	-	-	-
Total Net Contract Transactions	(4)	3	(17)	(25)	6	(10)

	AZL JPMorgan U.S. Equity Fund		AZL MFS Investors Trust Fund		AZL Mid Cap Index Fund
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	38	19	44	38	92	3
Transfers between funds	(25)	2	(7)	(266)	6	8
Surrenders and terminations	(54)	(33)	(24)	(31)	-	(1)
Rescissions	-	-	(1)	-	(15)	-
Bonus (Includes Recaptures)	1	-	1	1	1	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	(40)	(12)	13	(258)	84	10

	AZL Money Market Fund		AZL Morgan Stanley Global Real Estate Fund		AZL Morgan Stanley Mid Cap Growth Fund
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	3,517	4,247	78	36	88	73
Transfers between funds	(2,374)	(2,687)	(48)	(273)	(61)	91
Surrenders and terminations	(796)	(888)	(11)	(29)	(45)	(49)
Rescissions	(71)	(61)	(2)	(1)	(1)	(1)
Bonus (Includes Recaptures)	20	46	-	-	-	1
Contract Maintenance Charges	(1)	(1)	-	-	-	-
Rider charge	(14)	(7)	(1)	-	(1)	-
Total Net Contract Transactions	281	649	16	(267)	(20)	115

	AZL S&P 500 Index Fund		AZL Schroder Emerging Markets Equity Fund CL 1		AZL Schroder Emerging Markets Equity Fund CL 2
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	307	148	8	-	101	97
Transfers between funds	551	(135)	(9)	(2)	(231)	(173)
Surrenders and terminations	(130)	(57)	(28)	(18)	(41)	(69)
Rescissions	(8)	(8)	-	-	(2)	-
Bonus (Includes Recaptures)	1	1	-	-	1	2
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(2)	(1)	-	-	(1)	-
Total Net Contract Transactions	719	(52)	(29)	(20)	(173)	(143)

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2011

	AZL Small Cap Stock Index Fund		AZL Turner Quantitative Small Cap Growth Fund		BlackRock Global Allocations V.I. Fund
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	60	55	18	18	4,185	3,387
Transfers between funds	70	(108)	(19)	14	427	558
Surrenders and terminations	(34)	(25)	(8)	(8)	(149)	(61)
Rescissions	(1)	-	-	-	(62)	(51)
Bonus (Includes Recaptures)	1	1	-	-	12	20
Contract Maintenance Charges	-	-	-	-	(1)	-
Rider charge	-	-	-	-	(70)	(24)
Total Net Contract Transactions	96	(77)	(9)	24	4,342	3,829

	Columbia Variable Portfolio – Select Smaller-Cap Value Fund		Columbia Variable Portfolio – Seligman Global Technology Fund		Davis VA Financial Portfolio
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	-	-	-	-	2	12
Transfers between funds	60	-	-	-	(5)	(27)
Surrenders and terminations	(2)	-	-	-	(13)	(8)
Rescissions	-	-	-	-	-	-
Bonus (Includes Recaptures)	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	58	-	-	-	(16)	(23)

	Davis VA Value Portfolio		Fidelity VIP FundsManager 50% Portfolio		Fidelity VIP FundsManager 60% Portfolio
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	-	-	141	-	431	-
Transfers between funds	(1)	-	25	-	136	-
Surrenders and terminations	(4)	(2)	(1)	-	(1)	-
Rescissions	-	-	-	-	-	-
Bonus (Includes Recaptures)	-	-	1	-	2	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	(2)	-
Total Net Contract Transactions	(5)	(2)	166	-	566	-

	Franklin Global Real Estate Securities Fund		Franklin Growth and Income Securities Fund		Franklin High Income Securities Fund
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	2	-	-	1	82	123
Transfers between funds	5	(3)	(6)	(4)	18	20
Surrenders and terminations	(13)	(8)	(52)	(43)	(69)	(37)
Rescissions	-	-	-	-	(1)	-
Bonus (Includes Recaptures)	-	-	-	-	1	1
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	(2)	(1)
Total Net Contract Transactions	(6)	(11)	(58)	(46)	29	106

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2011

	Franklin Income Securities Fund		Franklin Large Cap Growth Securities Fund		Franklin Rising Dividends Securities Fund
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	140	29	-	2	3	2
Transfers between funds	18	(10)	(5)	(10)	(4)	(12)
Surrenders and terminations	(79)	(73)	(30)	(17)	(51)	(50)
Rescissions	(3)	(2)	-	-	-	-
Bonus (Includes Recaptures)	1	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(1)	-	-	-	-	-
Total Net Contract Transactions	76	(56)	(35)	(25)	(52)	(60)

	Franklin Small Cap Value Securities Fund		Franklin Small-Mid Cap Growth Securities Fund		Franklin Templeton VIP Founding Funds Allocation Fund
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	-	-	-	3	114	60
Transfers between funds	(4)	(5)	(1)	-	(348)	242
Surrenders and terminations	(6)	(6)	(23)	(13)	(73)	(55)
Rescissions	-	-	-	-	-	-
Bonus (Includes Recaptures)	-	-	-	-	1	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	(1)	-
Total Net Contract Transactions	(10)	(11)	(24)	(10)	(307)	247

	Franklin U.S. Government Fund		Franklin Zero Coupon Fund 2010		Invesco V.I. Capital Appreciation Fund
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	152	273	-	5	-	-
Transfers between funds	(64)	8	-	(137)	-	-
Surrenders and terminations	(108)	(117)	-	(9)	(3)	(4)
Rescissions	(1)	(26)	-	-	-	-
Bonus (Includes Recaptures)	2	3	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(2)	(1)	-	-	-	-
Total Net Contract Transactions	(21)	140	-	(141)	(3)	(4)

	Invesco V.I. Core Equity Fund		Invesco Van Kampen LIT Capital Growth Portfolio		Jennison Portfolio
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	-	-	-	-	-	-
Transfers between funds	-	-	-	-	3	30
Surrenders and terminations	-	(1)	-	-	(3)	-
Rescissions	-	-	-	-	-	-
Bonus (Includes Recaptures)	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	-	(1)	-	-	-	30

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2011

	JPMIT International Equity Fund		JPMorgan Insurance Trust U.S. Equity Portfolio		Mutual Global Discovery Securities Fund
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	-	-	-	-	14	92
Transfers between funds	-	-	-	-	(862)	(37)
Surrenders and terminations	-	(1)	-	-	(36)	(47)
Rescissions	-	-	-	-	-	-
Bonus (Includes Recaptures)	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	-	(1)	-	-	(884)	8

	Mutual Shares Securities Fund		OpCap Mid Cap Portfolio		Oppenheimer Global Securities Fund/VA
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	90	43	-	36	-	-
Transfers between funds	(47)	(60)	-	(461)	1	(11)
Surrenders and terminations	(70)	(75)	-	(5)	(5)	(10)
Rescissions	-	(1)	-	-	-	-
Bonus (Includes Recaptures)	-	1	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(1)	-	-	-	-	-
Total Net Contract Transactions	(28)	(92)	-	(430)	(4)	(21)

	Oppenheimer High Income Fund/VA		Oppenheimer Main Street Fund/VA		PIMCO EqS Pathfinder Portfolio
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	-	-	-	-	28	-
Transfers between funds	5	(7)	(2)	(2)	2,027	5
Surrenders and terminations	(25)	(4)	(25)	(17)	(22)	-
Rescissions	-	-	-	-	-	-
Bonus (Includes Recaptures)	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	(1)	-
Total Net Contract Transactions	(20)	(11)	(27)	(19)	2,032	5

	PIMCO VIT All Asset Portfolio		PIMCO VIT Commodity RealReturn Strategy Portfolio		PIMCO VIT Emerging Markets Bond Portfolio
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	477	438	101	66	262	568
Transfers between funds	21	200	(247)	10	(313)	407
Surrenders and terminations	(28)	(28)	(38)	(55)	(27)	(34)
Rescissions	(3)	(1)	-	-	(2)	(8)
Bonus (Includes Recaptures)	3	4	-	1	3	4
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(9)	(3)	(1)	-	(9)	(3)
Total Net Contract Transactions	461	610	(185)	22	(86)	934

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2011

	PIMCO VIT Global Advantage Strategy Bond Portfolio		PIMCO VIT Global Bond Portfolio		PIMCO VIT Global Multi-Asset Portfolio
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	127	-	133	126	1,108	979
Transfers between funds	-	-	(29)	134	362	213
Surrenders and terminations	-	-	(20)	(13)	(18)	(18)
Rescissions	(1)	-	(7)	-	(10)	(17)
Bonus (Includes Recaptures)	-	-	2	1	6	6
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	(3)	(1)	(19)	(4)
Total Net Contract Transactions	126	-	76	247	1,429	1,159

	PIMCO VIT High Yield Portfolio		PIMCO VIT Real Return Portfolio		PIMCO VIT Total Return Portfolio
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	478	239	560	384	933	1,045
Transfers between funds	(15)	(111)	(48)	249	639	179
Surrenders and terminations	(37)	(35)	(96)	(56)	(162)	(110)
Rescissions	(14)	-	(10)	(12)	(20)	(14)
Bonus (Includes Recaptures)	3	1	6	4	5	8
Contract Maintenance Charges	-	-	-	-	(1)	-
Rider charge	(5)	(1)	(7)	(2)	(17)	(6)
Total Net Contract Transactions	410	93	405	567	1,377	1,102

	PIMCO VIT Unconstrained Bond Portfolio		Seligman Small-Cap Value Portfolio		SP International Growth Portfolio
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	231	-	-	-	-	-
Transfers between funds	50	-	(34)	(1)	-	-
Surrenders and terminations	(7)	-	(3)	(3)	(1)	-
Rescissions	(1)	-	-	-	-	-
Bonus (Includes Recaptures)	2	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	275	-	(37)	(4)	(1)	-

	SP Strategic Partners Focused Growth Portfolio		Templeton Foreign Securities Fund		Templeton Global Asset Allocation Fund
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	-	-	-	3	-	-
Transfers between funds	-	(53)	7	(6)	-	(24)
Surrenders and terminations	-	-	(52)	(39)	-	(2)
Rescissions	-	-	-	-	-	-
Bonus (Includes Recaptures)	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	-	(53)	(45)	(42)	-	(26)

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2011

	Templeton Global Bond Securities Fund		Templeton Growth Securities Fund		Total All Funds
	2011	2010	2011	2010	2011	2010
Contract Transactions
Purchase payments	303	169	34	20	26,423	24,301
Transfers between funds	49	46	(133)	109	802	(113)
Surrenders and terminations	(26)	(20)	(51)	(59)	(3,809)	(3,363)
Rescissions	(5)	(1)	-	-	(579)	(381)
Bonus (Includes Recaptures)	2	1	-	-	149	191
Contract Maintenance Charges	-	-	-	-	(5)	(3)
Rider charge	(3)	(1)	-	-	(380)	(120)
Total Net Contract Transactions	320	194	(150)	70	22,601	20,512

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2011

6.        FINANCIAL HIGHLIGHTS

A summary of units outstanding (in thousands), unit values, net assets (in thousands), ratios, and total returns for variable annuity contracts for the years ended December 31, 2011, 2010, 2009, 2008, and 2007, is as follows:
	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Alger American Capital Appreciation Portfolio
2011	20	$10.63	to	$10.75	$211	0.11%	1.40%	to	1.49%	-1.77%	to	-1.68%
2010	20	$10.82	to	$10.93	$216	0.50%	1.40%	to	1.49%	12.34%	to	12.44%
2009	21	$9.64	to	$9.72	$203	0.00%	1.40%	to	1.49%	48.87%	to	49.00%
2008	23	$6.47	to	$6.53	$147	0.00%	1.40%	to	1.49%	-45.95%	to	-45.90%
2007	23	$11.97	to	$12.06	$275	0.00%	1.40%	to	1.49%	31.55%	to	31.67%
Alger American LargeCap Growth Portfolio
2011	7	$8.32	to	$8.41	$59	1.18%	1.40%	to	1.49%	-1.82%	to	-1.73%
2010	12	$8.47	to	$8.56	$98	0.86%	1.40%	to	1.49%	11.71%	to	11.81%
2009	16	$7.59	to	$7.65	$121	0.83%	1.40%	to	1.49%	45.39%	to	45.52%
2008	25	$5.22	to	$5.26	$129	0.00%	1.40%	to	1.49%	-46.95%	to	-46.90%
2007	28	$9.84	to	$9.91	$279	0.29%	1.40%	to	1.49%	18.16%	to	18.27%
Alger American MidCap Growth Portfolio
2011	3	$11.07	to	$11.07	$29	0.33%	1.49%	to	1.49%	-9.63%	to	-9.63%
2010	3	$12.25	to	$12.25	$33	0.00%	1.49%	to	1.49%	17.62%	to	17.62%
2009	3	$10.41	to	$10.41	$36	0.00%	1.49%	to	1.49%	49.46%	to	49.46%
2008	5	$6.97	to	$6.97	$32	0.00%	1.49%	to	1.49%	-58.97%	to	-58.97%
2007	5	$16.98	to	$16.98	$85	0.00%	1.49%	to	1.49%	29.60%	to	29.60%
Alger American SmallCap Growth Portfolio
2011	-	$8.29	to	$8.29	$1	0.00%	1.49%	to	1.49%	-4.61%	to	-4.61%
2010	-	$8.70	to	$8.70	$1	0.00%	1.49%	to	1.49%	23.44%	to	23.44%
2009	-	$7.04	to	$7.04	$1	0.00%	1.49%	to	1.49%	43.35%	to	43.35%
2008	-	$4.91	to	$4.91	$1	0.00%	1.49%	to	1.49%	-47.39%	to	-47.39%
2007	-	$9.34	to	$9.34	$2	0.00%	1.49%	to	1.49%	15.50%	to	15.50%
AZL Allianz AGIC Opportunity Fund
2011	269	$11.61	to	$14.04	$3,385	0.00%	1.25%	to	3.30%	-14.40%	to	-12.63%
2010	295	$13.53	to	$15.87	$4,260	0.00%	1.25%	to	3.30%	14.93%	to	17.31%
2009	419	$11.74	to	$13.54	$5,222	0.00%	1.25%	to	3.30%	52.97%	to	56.14%
2008	287	$7.66	to	$8.77	$2,323	0.00%	1.25%	to	3.15%	-48.80%	to	-47.81%
2007	250	$15.44	to	$16.81	$3,925	0.00%	1.25%	to	3.05%	5.37%	to	8.33%
AZL Balanced Index Strategy Fund
2011	2,137	$10.63	to	$11.08	$23,400	0.78%	1.25%	to	3.30%	-0.91%	to	1.14%
2010	1,399	$10.71	to	$10.95	$15,211	0.00%	1.25%	to	3.30%	6.91%	to	9.13%
20095	727	$10.00	to	$10.04	$7,283	0.00%	1.25%	to	3.30%	0.84%	to	1.23%
AZL BlackRock Capital Appreciation Fund
2011	1,418	$10.29	to	$11.69	$15,575	0.00%	1.25%	to	3.30%	-12.05%	to	-10.24%
2010	1,305	$11.68	to	$13.02	$16,051	0.05%	1.25%	to	3.30%	15.33%	to	17.72%
2009	1,269	$10.10	to	$11.06	$13,378	0.00%	1.25%	to	3.30%	31.06%	to	33.77%
2008	207	$7.73	to	$8.27	$1,643	0.00%	1.25%	to	3.15%	-38.35%	to	-37.16%
2007	157	$12.65	to	$13.16	$2,006	0.00%	1.25%	to	3.05%	7.34%	to	9.54%

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2011

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Columbia Mid Cap Value Fund
2011	678	$6.67	to	$7.37	$4,773	0.89%	1.25%	to	3.30%	-6.69%	to	-4.76%
2010	601	$7.13	to	$7.74	$4,455	0.69%	1.25%	to	3.30%	18.68%	to	21.14%
2009	416	$5.99	to	$6.39	$2,558	0.92%	1.25%	to	3.30%	28.01%	to	30.66%
2008	209	$4.66	to	$4.89	$992	0.59%	1.25%	to	3.15%	-53.64%	to	-52.75%
2007	95	$10.09	to	$10.34	$965	0.00%	1.25%	to	3.05%	0.50%	to	2.56%
AZL Columbia Small Cap Value Fund
2011	324	$10.38	to	$11.90	$3,582	0.75%	1.25%	to	3.30%	-9.25%	to	-7.38%
2010	342	$11.28	to	$12.85	$4,084	0.34%	1.25%	to	3.30%	21.84%	to	24.37%
2009	290	$9.31	to	$10.33	$2,818	0.28%	1.25%	to	3.30%	20.65%	to	23.14%
2008	194	$7.69	to	$8.39	$1,538	0.49%	1.25%	to	3.15%	-34.20%	to	-32.93%
2007	199	$11.84	to	$12.42	$2,383	0.28%	1.25%	to	3.05%	-11.20%	to	-9.25%
AZL Davis NY Venture Fund
2011	1,616	$8.97	to	$10.96	$16,008	0.88%	1.25%	to	3.30%	-7.30%	to	-5.39%
2010	1,608	$9.65	to	$11.58	$16,958	2.50%	1.25%	to	3.30%	8.41%	to	10.65%
2009	1,574	$8.88	to	$10.47	$15,126	0.81%	1.25%	to	3.30%	27.55%	to	30.19%
2008	1,480	$7.02	to	$8.04	$11,038	0.97%	1.25%	to	3.15%	-42.35%	to	-41.24%
2007	821	$12.47	to	$13.68	$10,524	0.40%	1.25%	to	3.05%	0.78%	to	3.77%
AZL Dreyfus Equity Growth Fund
2011	494	$8.61	to	$10.36	$4,630	0.33%	1.25%	to	3.30%	-6.33%	to	-4.39%
2010	504	$9.03	to	$10.83	$4,966	0.40%	1.25%	to	3.30%	18.93%	to	21.40%
2009	415	$7.66	to	$8.92	$3,407	0.53%	1.25%	to	3.30%	30.38%	to	33.09%
2008	413	$6.02	to	$6.71	$2,574	0.30%	1.25%	to	3.15%	-43.45%	to	-42.36%
2007	446	$10.61	to	$11.63	$4,877	0.06%	1.25%	to	3.05%	5.24%	to	8.36%
AZL Eaton Vance Large Cap Value Fund
2011	755	$8.59	to	$10.08	$6,897	0.96%	1.25%	to	3.30%	-7.55%	to	-5.64%
2010	745	$9.24	to	$10.69	$7,226	1.11%	1.25%	to	3.30%	6.26%	to	8.46%
2009	721	$8.65	to	$9.85	$6,473	3.25%	1.25%	to	3.30%	22.42%	to	24.96%
2008	667	$7.03	to	$7.88	$4,844	2.11%	1.25%	to	3.15%	-38.17%	to	-36.98%
2007	712	$11.32	to	$12.51	$8,290	1.29%	1.25%	to	3.05%	-5.38%	to	-2.42%
AZL Franklin Small Cap Value Fund
2011	530	$14.95	to	$17.71	$8,627	0.58%	1.25%	to	3.30%	-7.03%	to	-5.11%
2010	537	$16.04	to	$18.66	$9,254	0.76%	1.25%	to	3.30%	22.98%	to	25.53%
2009	516	$13.01	to	$14.86	$7,158	1.76%	1.25%	to	3.30%	26.37%	to	28.99%
2008	457	$10.27	to	$11.52	$4,949	1.14%	1.25%	to	3.15%	-35.79%	to	-34.56%
2007	322	$16.42	to	$17.61	$5,370	0.54%	1.25%	to	3.05%	-7.46%	to	-5.14%
AZL Franklin Templeton Founding Strategy Plus Fund
2011	2,330	$10.36	to	$10.73	$24,865	0.21%	1.40%	to	3.30%	-5.01%	to	-3.20%
2010	1,076	$10.88	to	$11.09	$11,893	2.97%	1.40%	to	3.30%	6.45%	to	8.49%
20095	71	$10.19	to	$10.22	$720	1.56%	1.40%	to	3.30%	1.82%	to	2.18%

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2011

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Fusion Balanced Fund
2011	5,010	$10.32	to	$11.71	$56,024	2.48%	1.25%	to	3.30%	-4.11%	to	-2.13%
2010	4,212	$10.73	to	$11.97	$48,238	2.96%	1.25%	to	3.30%	7.47%	to	9.69%
2009	2,430	$9.99	to	$10.91	$25,279	2.04%	1.25%	to	3.30%	22.60%	to	25.14%
2008	1,459	$8.15	to	$8.72	$12,245	2.45%	1.25%	to	3.15%	-29.70%	to	-28.35%
2007	873	$11.69	to	$12.17	$10,317	1.61%	1.25%	to	3.05%	3.65%	to	5.78%
AZL Fusion Conservative Fund
2011	989	$10.71	to	$11.03	$10,849	1.61%	1.40%	to	3.30%	-2.62%	to	-0.75%
2010	467	$10.91	to	$11.11	$5,168	0.00%	1.40%	to	3.30%	7.36%	to	9.42%
20095	15	$10.12	to	$10.15	$154	2.63%	1.40%	to	3.30%	1.18%	to	1.54%
AZL Fusion Growth Fund
2011	2,765	$9.39	to	$10.66	$27,277	1.84%	1.25%	to	3.30%	-7.52%	to	-5.61%
2010	2,758	$10.12	to	$11.29	$29,134	1.73%	1.25%	to	3.30%	9.24%	to	11.50%
2009	2,897	$9.24	to	$10.13	$27,791	2.28%	1.25%	to	3.30%	27.91%	to	30.55%
2008	2,803	$7.21	to	$7.76	$20,841	1.56%	1.25%	to	3.15%	-40.84%	to	-39.70%
2007	1,990	$12.36	to	$12.86	$24,767	0.51%	1.25%	to	3.05%	2.34%	to	4.43%
AZL Fusion Moderate Fund
2011	11,878	$9.76	to	$11.19	$128,238	1.82%	1.25%	to	3.30%	-5.99%	to	-4.04%
2010	8,904	$10.38	to	$11.66	$100,164	1.91%	1.25%	to	3.30%	8.12%	to	10.36%
2009	4,053	$9.60	to	$10.56	$40,948	1.97%	1.25%	to	3.30%	25.55%	to	28.15%
2008	2,248	$7.72	to	$8.26	$17,811	2.38%	1.25%	to	3.15%	-35.01%	to	-33.76%
2007	1,748	$11.96	to	$12.45	$21,158	1.04%	1.25%	to	3.05%	3.10%	to	5.21%
AZL Gateway Fund
2011	667	$10.30	to	$10.50	$6,988	0.00%	1.40%	to	3.30%	-0.28%	to	1.63%
20107	80	$10.31	to	$10.33	$823	7.35%	1.40%	to	3.30%	2.35%	to	2.91%
AZL Growth Index Strategy Fund
2011	6,744	$10.65	to	$11.14	$74,464	0.57%	1.25%	to	3.30%	-3.23%	to	-1.23%
2010	3,197	$11.04	to	$11.28	$35,866	0.00%	1.25%	to	3.30%	9.74%	to	12.01%
20095	734	$10.03	to	$10.07	$7,382	0.00%	1.25%	to	3.30%	1.36%	to	1.76%
AZL International Index Fund
2011	588	$8.55	to	$8.90	$5,118	1.25%	1.25%	to	3.30%	-15.60%	to	-13.86%
2010	502	$10.11	to	$10.33	$5,112	0.83%	1.25%	to	3.30%	3.64%	to	5.79%
20095	212	$9.73	to	$9.76	$2,066	0.00%	1.25%	to	3.30%	-1.05%	to	-0.67%
AZL Invesco Equity and Income Fund
2011	2,181	$10.72	to	$12.54	$26,062	1.34%	1.25%	to	3.30%	-5.35%	to	-3.39%
2010	1,302	$11.32	to	$12.98	$16,170	1.40%	1.25%	to	3.30%	8.11%	to	10.35%
2009	745	$10.47	to	$11.76	$8,340	2.56%	1.25%	to	3.30%	18.86%	to	21.32%
2008	256	$8.82	to	$9.69	$2,372	2.72%	1.25%	to	3.15%	-26.29%	to	-24.87%
2007	143	$12.21	to	$12.90	$1,776	1.45%	1.25%	to	3.05%	-0.27%	to	1.92%

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2011

	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Invesco Growth and Income Fund
2011	390	$10.17	to	$12.56	$4,403	0.88%	1.25%	to	3.30%	-5.12%	to	-3.16%
2010	394	$10.69	to	$12.97	$4,630	0.87%	1.25%	to	3.30%	8.72%	to	10.97%
2009	391	$9.81	to	$11.69	$4,176	2.55%	1.25%	to	3.30%	19.63%	to	22.11%
2008	338	$8.18	to	$9.57	$2,990	2.06%	1.25%	to	3.15%	-34.94%	to	-33.69%
2007	328	$13.06	to	$14.29	$4,422	1.07%	1.25%	to	3.05%	-0.68%	to	2.43%
AZL Invesco International Equity Fund
2011	812	$12.89	to	$15.59	$11,487	0.99%	1.25%	to	3.30%	-10.32%	to	-8.46%
2010	829	$14.33	to	$17.03	$12,859	0.47%	1.25%	to	3.30%	8.87%	to	11.12%
2009	854	$13.09	to	$15.33	$12,082	1.52%	1.25%	to	3.30%	29.97%	to	32.66%
2008	334	$10.18	to	$11.55	$3,592	0.51%	1.25%	to	3.15%	-43.33%	to	-42.24%
2007	272	$18.37	to	$20.00	$5,106	0.54%	1.25%	to	3.05%	10.92%	to	14.04%
AZL J.P.Morgan International Opportunities Fund
2011	817	$12.96	to	$15.35	$11,382	0.68%	1.25%	to	3.30%	-16.21%	to	-14.48%
2010	811	$15.43	to	$17.95	$13,331	0.46%	1.25%	to	3.30%	2.51%	to	4.63%
2009	821	$15.02	to	$17.16	$13,050	6.91%	1.25%	to	3.30%	22.22%	to	24.75%
2008	386	$12.63	to	$13.75	$4,973	2.03%	1.25%	to	3.15%	-30.79%	to	-29.45%
2007	378	$18.18	to	$19.50	$6,967	0.00%	1.25%	to	3.05%	6.27%	to	8.93%
AZL JPMorgan U.S. Equity Fund
2011	647	$9.67	to	$11.21	$6,683	0.70%	1.25%	to	3.30%	-5.36%	to	-3.41%
2010	687	$10.19	to	$11.61	$7,414	0.59%	1.25%	to	3.30%	9.30%	to	11.56%
2009	699	$9.30	to	$10.40	$6,835	0.36%	1.25%	to	3.30%	29.37%	to	32.05%
2008	430	$7.33	to	$7.88	$3,215	1.02%	1.25%	to	3.15%	-40.59%	to	-39.44%
2007	388	$12.31	to	$13.01	$4,840	0.54%	1.25%	to	3.05%	0.44%	to	2.65%
AZL MFS Investors Trust Fund
2011	659	$12.34	to	$14.02	$8,644	0.65%	1.25%	to	3.30%	-5.38%	to	-3.43%
2010	646	$13.01	to	$14.51	$8,839	0.14%	1.25%	to	3.30%	7.41%	to	9.63%
2009	904	$12.08	to	$13.24	$11,374	0.03%	1.25%	to	3.30%	46.88%	to	49.92%
2008	537	$8.25	to	$8.83	$4,552	0.12%	1.25%	to	3.15%	-41.97%	to	-40.85%
2007	257	$14.34	to	$14.93	$3,716	0.19%	1.25%	to	3.05%	7.15%	to	9.35%
AZL Mid Cap Index Fund
2011	94	$11.01	to	$11.20	$1,044	0.47%	1.40%	to	3.15%	-5.34%	to	-3.67%
20107	10	$11.60	to	$11.63	$121	0.00%	1.40%	to	3.15%	15.36%	to	15.95%
AZL Money Market Fund
2011	5,213	$8.42	to	$10.98	$51,788	0.00%	1.25%	to	3.30%	-3.24%	to	-1.24%
2010	4,932	$8.70	to	$11.12	$50,062	0.01%	1.25%	to	3.30%	-3.24%	to	-1.23%
2009	4,283	$9.00	to	$11.26	$43,597	0.23%	1.25%	to	3.30%	-3.04%	to	-1.03%
2008	5,375	$9.46	to	$11.37	$54,199	2.35%	1.25%	to	3.15%	-0.74%	to	1.17%
2007	1,968	$9.73	to	$11.24	$19,915	4.70%	1.25%	to	3.05%	1.64%	to	3.49%

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2011

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Morgan Stanley Global Real Estate Fund
2011	413	$7.69	to	$8.55	$3,352	3.15%	1.25%	to	3.30%	-12.86%	to	-11.06%
2010	397	$8.80	to	$9.62	$3,633	2.48%	1.25%	to	3.30%	16.94%	to	19.36%
2009	664	$7.51	to	$8.06	$5,117	1.64%	1.25%	to	3.30%	35.64%	to	38.45%
2008	259	$5.52	to	$5.82	$1,462	1.80%	1.25%	to	3.15%	-47.52%	to	-46.51%
2007	185	$10.61	to	$10.88	$1,977	0.39%	1.25%	to	3.05%	-11.63%	to	-9.82%
AZL Morgan Stanley Mid Cap Growth Fund
2011	1,111	$12.66	to	$15.63	$15,709	0.36%	1.25%	to	3.30%	-9.59%	to	-7.72%
2010	1,131	$13.96	to	$16.94	$17,409	0.00%	1.25%	to	3.30%	28.20%	to	30.85%
2009	1,016	$10.86	to	$12.95	$12,001	0.00%	1.25%	to	3.30%	52.55%	to	55.71%
2008	761	$7.19	to	$8.32	$5,843	0.31%	1.25%	to	3.15%	-50.12%	to	-49.16%
2007	1,158	$14.80	to	$16.36	$17,475	0.01%	1.25%	to	3.05%	18.24%	to	21.93%
AZL S&P 500 Index Fund
2011	2,512	$7.86	to	$8.60	$20,596	1.31%	1.25%	to	3.30%	-1.74%	to	0.47%
2010	1,793	$7.98	to	$8.56	$14,825	1.43%	1.25%	to	3.30%	10.85%	to	13.16%
2009	1,845	$7.14	to	$7.57	$13,575	0.42%	1.25%	to	3.30%	21.29%	to	23.95%
2008	866	$5.91	to	$6.10	$5,205	0.00%	1.25%	to	3.15%	-39.56%	to	-38.33%
20071	72	$9.79	to	$9.90	$704	4.97%	1.25%	to	3.05%	-2.38%	to	-1.03%
AZL Schroder Emerging Markets Equity Fund CL 1
2011	155	$9.97	to	$10.02	$1,556	0.97%	1.40%	to	1.49%	-18.32%	to	-18.24%
2010	184	$12.21	to	$12.25	$2,255	0.79%	1.40%	to	1.49%	10.94%	to	11.04%
2009	204	$11.01	to	$11.03	$2,247	0.33%	1.40%	to	1.49%	69.91%	to	70.06%
2008	220	$6.48	to	$6.49	$1,424	0.00%	1.40%	to	1.49%	-52.53%	to	-52.49%
20071	2	$13.65	to	$13.65	$23	0.00%	1.40%	to	1.49%	20.98%	to	21.05%
AZL Schroder Emerging Markets Equity Fund CL 2
2011	1,049	$8.87	to	$9.86	$9,717	0.67%	1.25%	to	3.30%	-19.95%	to	-18.30%
2010	1,222	$11.05	to	$12.07	$13,963	0.58%	1.25%	to	3.30%	8.75%	to	11.01%
2009	1,365	$10.08	to	$10.87	$14,195	0.23%	1.25%	to	3.30%	66.20%	to	69.64%
2008	852	$6.11	to	$6.41	$5,296	0.15%	1.25%	to	3.15%	-53.38%	to	-52.49%
2007	1,042	$13.15	to	$13.49	$13,766	0.02%	1.25%	to	3.05%	26.10%	to	28.69%
AZL Small Cap Stock Index Fund
2011	707	$8.88	to	$9.64	$6,482	0.53%	1.25%	to	3.30%	-2.95%	to	-0.95%
2010	611	$9.13	to	$9.73	$5,727	0.61%	1.25%	to	3.30%	21.42%	to	23.93%
2009	688	$7.43	to	$7.85	$5,244	0.00%	1.25%	to	3.30%	20.79%	to	23.29%
2008	499	$6.19	to	$6.37	$3,120	1.09%	1.25%	to	3.15%	-33.09%	to	-31.80%
20071	50	$9.25	to	$9.34	$463	1.54%	1.25%	to	3.05%	-7.84%	to	-6.61%
AZL Turner Quantitative Small Cap Growth Fund
2011	197	$9.74	to	$11.07	$2,046	0.05%	1.25%	to	3.30%	-8.46%	to	-6.57%
2010	206	$10.62	to	$11.84	$2,310	0.00%	1.25%	to	3.30%	24.65%	to	27.23%
2009	182	$8.50	to	$9.31	$1,613	0.00%	1.25%	to	3.30%	27.13%	to	29.77%
2008	129	$6.70	to	$7.17	$888	0.00%	1.25%	to	3.15%	-45.11%	to	-44.06%
2007	77	$12.32	to	$12.82	$952	0.00%	1.25%	to	3.05%	2.64%	to	4.75%
(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2011

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
BlackRock Global Allocations V.I. Fund
2011	10,501	$9.14	to	$14.65	$100,990	2.88%	1.25%	to	3.30%	-6.76%	to	-4.83%
2010	6,159	$9.71	to	$15.69	$62,440	1.64%	1.25%	to	3.30%	6.20%	to	8.40%
2009	2,330	$9.19	to	$14.75	$21,878	3.00%	1.25%	to	3.30%	16.99%	to	19.41%
20083	351	$7.84	to	$7.93	$2,853	5.61%	1.25%	to	3.15%	-21.88%	to	-20.89%
Columbia Variable Portfolio – Select Smaller-Cap Value Fund
201110	58	$9.69	to	$9.90	$564	0.00%	1.49%	to	2.75%	-14.01%	to	-13.13%
Columbia Variable Portfolio – Seligman Global Technology Fund
2011	1	$7.64	to	$7.64	$8	0.00%	1.49%	to	1.49%	-7.14%	to	-7.14%
2010	1	$8.23	to	$8.23	$8	0.00%	1.49%	to	1.49%	13.81%	to	13.81%
2009	1	$7.23	to	$7.23	$7	0.00%	1.49%	to	1.49%	59.97%	to	59.97%
2008	1	$4.52	to	$4.52	$5	0.00%	1.49%	to	1.49%	-41.14%	to	-41.14%
2007	1	$7.68	to	$7.68	$8	0.00%	1.49%	to	1.49%	13.73%	to	13.73%
Davis VA Financial Portfolio
2011	210	$7.73	to	$11.78	$1,881	1.30%	1.25%	to	3.30%	-10.94%	to	-9.10%
2010	226	$8.64	to	$12.96	$2,237	0.84%	1.25%	to	3.30%	7.49%	to	9.72%
2009	249	$8.01	to	$11.81	$2,231	0.93%	1.25%	to	3.30%	36.60%	to	39.43%
2008	185	$5.84	to	$8.47	$1,206	0.00%	1.25%	to	3.15%	-48.03%	to	-47.03%
2007	161	$11.33	to	$16.00	$1,895	0.97%	1.25%	to	3.05%	-8.88%	to	-7.22%
Davis VA Value Portfolio
2011	21	$9.04	to	$11.28	$212	0.80%	1.49%	to	2.75%	-6.77%	to	-5.59%
2010	26	$9.70	to	$11.95	$278	1.15%	1.49%	to	2.75%	9.71%	to	11.10%
2009	28	$8.84	to	$10.75	$272	0.81%	1.49%	to	2.75%	27.60%	to	29.22%
2008	36	$6.93	to	$8.32	$273	0.74%	1.49%	to	2.75%	-41.95%	to	-41.21%
2007	55	$11.93	to	$14.16	$719	0.70%	1.49%	to	2.75%	1.78%	to	3.08%
Fidelity VIP FundsManager 50% Portfolio
20119	166	$9.98	to	$10.78	$1,757	4.53%	1.40%	to	3.30%	-4.19%	to	-2.46%
Fidelity VIP FundsManager 60% Portfolio
20119	566	$9.26	to	$9.69	$5,452	4.16%	1.40%	to	3.30%	-5.75%	to	-4.05%
Franklin Global Real Estate Securities Fund
2011	128	$29.15	to	$40.95	$4,636	7.71%	1.25%	to	2.75%	-8.21%	to	-6.76%
2010	134	$31.75	to	$43.92	$5,284	2.95%	1.25%	to	2.75%	17.69%	to	19.55%
2009	145	$26.98	to	$36.73	$4,773	12.97%	1.25%	to	2.75%	15.85%	to	17.75%
2008	164	$23.29	to	$31.20	$4,664	1.30%	1.25%	to	2.75%	-43.96%	to	-43.03%
2007	203	$41.56	to	$54.76	$10,219	2.44%	1.25%	to	2.75%	-23.02%	to	-21.76%
Franklin Growth and Income Securities Fund
2011	487	$24.95	to	$35.02	$16,535	3.84%	1.25%	to	2.75%	-0.36%	to	1.22%
2010	545	$25.05	to	$34.60	$18,356	3.77%	1.25%	to	2.75%	13.51%	to	15.31%
2009	591	$22.06	to	$30.00	$17,350	5.21%	1.25%	to	2.75%	23.12%	to	25.06%
2008	672	$17.92	to	$23.99	$15,825	3.48%	1.25%	to	2.75%	-36.91%	to	-35.86%
2007	809	$28.40	to	$37.40	$29,733	2.39%	1.25%	to	2.75%	-6.33%	to	-4.81%

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2011

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Franklin High Income Securities Fund
2011	627	$20.12	to	$32.17	$17,838	6.35%	1.25%	to	3.30%	1.17%	to	3.26%
2010	598	$19.84	to	$31.15	$16,429	6.47%	1.25%	to	3.30%	9.58%	to	12.13%
2009	492	$18.06	to	$27.85	$12,028	6.45%	1.25%	to	3.30%	38.06%	to	41.01%
2008	340	$14.51	to	$19.76	$6,062	10.72%	1.25%	to	3.15%	-25.76%	to	-24.24%
2007	398	$19.70	to	$26.12	$9,555	6.97%	1.25%	to	3.05%	0.09%	to	1.58%
Franklin Income Securities Fund
2011	1,054	$32.66	to	$52.22	$48,096	5.63%	1.25%	to	3.30%	-0.93%	to	1.29%
2010	978	$32.89	to	$51.64	$44,313	6.73%	1.25%	to	3.30%	9.01%	to	11.30%
2009	1,034	$30.09	to	$46.41	$42,517	8.29%	1.25%	to	3.30%	31.19%	to	34.00%
2008	1,039	$22.88	to	$34.66	$32,473	5.39%	1.25%	to	3.15%	-31.84%	to	-30.39%
2007	983	$37.63	to	$49.89	$45,280	3.56%	1.25%	to	3.05%	0.93%	to	2.56%
Franklin Large Cap Growth Securities Fund
2011	283	$15.06	to	$19.23	$5,093	0.83%	1.25%	to	2.75%	-4.17%	to	-2.59%
2010	318	$15.72	to	$19.74	$5,905	0.98%	1.25%	to	2.75%	8.56%	to	10.29%
2009	343	$14.48	to	$17.90	$5,812	1.61%	1.25%	to	2.75%	26.21%	to	28.23%
2008	387	$11.47	to	$13.96	$5,145	1.48%	1.25%	to	2.75%	-36.31%	to	-35.30%
2007	469	$18.01	to	$21.58	$9,665	0.87%	1.25%	to	2.75%	3.33%	to	5.04%
Franklin Rising Dividends Securities Fund
2011	505	$29.32	to	$39.54	$18,492	1.64%	1.25%	to	2.75%	3.13%	to	4.82%
2010	557	$28.43	to	$37.72	$19,675	1.74%	1.25%	to	2.75%	17.37%	to	19.26%
2009	617	$24.22	to	$31.63	$18,389	1.65%	1.25%	to	2.75%	14.16%	to	16.04%
2008	710	$21.22	to	$27.26	$18,443	2.00%	1.25%	to	2.75%	-29.08%	to	-27.96%
2007	855	$29.92	to	$37.84	$30,953	2.47%	1.25%	to	2.75%	-5.34%	to	-3.78%
Franklin Small Cap Value Securities Fund
2011	108	$15.18	to	$18.86	$1,795	0.76%	1.40%	to	2.75%	-6.36%	to	-4.86%
2010	118	$16.21	to	$19.82	$2,095	0.80%	1.40%	to	2.75%	24.74%	to	26.70%
2009	129	$12.99	to	$15.64	$1,827	1.85%	1.40%	to	2.75%	25.65%	to	27.74%
2008	150	$10.34	to	$12.25	$1,693	1.24%	1.40%	to	2.75%	-34.84%	to	-33.81%
2007	181	$15.87	to	$18.50	$3,114	0.76%	1.40%	to	2.75%	-5.04%	to	-3.50%
Franklin Small-Mid Cap Growth Securities Fund
2011	177	$19.30	to	$24.72	$4,143	0.00%	1.25%	to	2.75%	-7.41%	to	-5.92%
2010	201	$20.85	to	$26.27	$5,065	0.00%	1.25%	to	2.75%	24.16%	to	26.16%
2009	211	$16.79	to	$20.83	$4,250	0.00%	1.25%	to	2.75%	39.68%	to	41.95%
2008	239	$12.02	to	$14.67	$3,420	0.00%	1.25%	to	2.75%	-44.06%	to	-43.15%
2007	292	$21.49	to	$25.81	$7,335	0.00%	1.25%	to	2.75%	8.21%	to	9.95%
Franklin Templeton VIP Founding Funds Allocation Fund
2011	1,339	$7.35	to	$7.98	$10,210	0.01%	1.25%	to	3.30%	-4.73%	to	-2.76%
2010	1,646	$7.70	to	$8.21	$12,994	2.49%	1.25%	to	3.30%	6.67%	to	8.88%
2009	1,399	$7.20	to	$7.54	$10,290	2.61%	1.25%	to	3.30%	26.02%	to	28.63%
2008	1,214	$5.70	to	$5.86	$7,016	4.03%	1.25%	to	3.15%	-37.86%	to	-36.67%
20072	156	$9.18	to	$9.25	$1,434	0.00%	1.25%	to	3.05%	-8.36%	to	-7.47%

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2011

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Franklin U.S. Government Fund
2011	1,151	$20.51	to	$31.64	$32,410	3.15%	1.25%	to	3.30%	2.26%	to	4.49%
2010	1,172	$20.01	to	$30.32	$31,959	3.33%	1.25%	to	3.30%	1.87%	to	4.09%
2009	1,032	$18.96	to	$29.16	$27,162	3.88%	1.25%	to	3.30%	-0.25%	to	1.90%
2008	946	$19.53	to	$28.64	$25,009	4.87%	1.25%	to	3.15%	4.24%	to	6.41%
2007	898	$20.29	to	$26.96	$22,936	4.79%	1.25%	to	3.05%	3.16%	to	10.40%
Invesco V.I. Capital Appreciation Fund
2011	26	$5.84	to	$6.42	$164	0.15%	1.40%	to	1.49%	-9.27%	to	-9.19%
2010	29	$6.43	to	$7.07	$203	0.52%	1.40%	to	1.49%	13.78%	to	13.88%
2009	33	$5.65	to	$6.21	$200	0.54%	1.40%	to	1.49%	19.29%	to	19.40%
2008	39	$4.74	to	$5.20	$201	0.00%	1.40%	to	1.49%	-43.35%	to	-43.29%
2007	48	$8.37	to	$9.17	$432	0.00%	1.40%	to	1.49%	10.35%	to	10.45%
Invesco V.I. Core Equity Fund
2011	5	$10.70	to	$10.70	$53	0.97%	1.49%	to	1.49%	-1.54%	to	-1.54%
2010	5	$10.87	to	$10.87	$55	1.75%	1.49%	to	1.49%	7.93%	to	7.93%
2009	6	$10.07	to	$10.07	$58	1.59%	1.49%	to	1.49%	26.40%	to	26.40%
2008	8	$7.97	to	$7.97	$63	2.46%	1.49%	to	1.49%	-31.18%	to	-31.18%
2007	8	$11.57	to	$11.57	$98	0.75%	1.49%	to	1.49%	6.51%	to	6.51%
Invesco Van Kampen LIT Capital Growth Portfolio
2011	-	$7.86	to	$7.86	$4	0.00%	1.40%	to	1.49%	-7.77%	to	-7.69%
2010	-	$8.52	to	$8.52	$4	0.00%	1.40%	to	1.49%	17.80%	to	17.90%
2009	-	$7.23	to	$7.23	$4	0.00%	1.40%	to	1.49%	63.19%	to	63.34%
2008	-	$4.43	to	$4.43	$2	0.00%	1.40%	to	1.49%	-49.87%	to	-49.82%
2007	1	$8.84	to	$8.84	$5	0.00%	1.40%	to	1.49%	14.91%	to	15.01%
Jennison Portfolio
2011	30	$10.07	to	$10.30	$307	0.00%	1.25%	to	2.75%	-2.79%	to	-1.33%
20106	30	$10.36	to	$10.45	$313	0.00%	1.25%	to	2.75%	5.71%	to	6.78%
JPMIT International Equity Fund
2011	-	-	to	-	-	0.00%	1.49%	to	1.49%	-12.75%	to	-12.75%
2010	-	-	to	-	-	0.00%	1.49%	to	1.49%	5.57%	to	5.57%
20094	1	$13.92	to	$13.92	$10	1.52%	1.49%	to	1.49%	39.23%	to	39.23%
JPMorgan Insurance Trust U.S. Equity Portfolio
2011	1	$14.92	to	$14.92	$13	1.20%	1.49%	to	1.49%	-3.31%	to	-3.31%
2010	1	$15.43	to	$15.43	$13	0.00%	1.49%	to	1.49%	11.90%	to	11.90%
20094	1	$13.79	to	$13.79	$12	0.00%	1.49%	to	1.49%	32.43%	to	32.43%
Mutual Shares Securities Fund
2011	1,166	$15.01	to	$20.54	$21,192	2.38%	1.25%	to	3.30%	-4.25%	to	-2.17%
2010	1,194	$15.64	to	$21.00	$22,333	1.61%	1.25%	to	3.30%	7.58%	to	9.92%
2009	1,286	$14.50	to	$19.10	$22,147	2.01%	1.25%	to	3.30%	21.96%	to	24.59%
2008	1,344	$11.86	to	$15.33	$18,799	3.10%	1.25%	to	3.15%	-39.06%	to	-37.81%
2007	1,224	$20.79	to	$24.65	$27,956	1.55%	1.25%	to	3.05%	0.13%	to	4.75%

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2011

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Oppenheimer Global Securities Fund/VA
2011	79	$10.97	to	$13.07	$922	1.29%	1.49%	to	2.75%	-10.77%	to	-9.64%
2010	83	$12.30	to	$14.46	$1,080	1.49%	1.49%	to	2.75%	12.82%	to	14.25%
2009	104	$10.90	to	$12.66	$1,202	2.19%	1.49%	to	2.75%	35.98%	to	37.70%
2008	112	$8.02	to	$9.19	$953	1.60%	1.49%	to	2.75%	-41.81%	to	-41.07%
2007	150	$13.78	to	$15.60	$2,160	1.49%	1.49%	to	2.75%	3.42%	to	4.74%
Oppenheimer High Income Fund/VA
2011	121	$3.14	to	$3.64	$411	11.91%	1.25%	to	2.75%	-4.98%	to	-3.55%
2010	141	$3.31	to	$3.78	$502	3.97%	1.25%	to	2.75%	11.70%	to	13.39%
2009	152	$2.96	to	$3.35	$482	0.00%	1.25%	to	2.75%	21.92%	to	23.76%
2008	156	$2.43	to	$2.71	$402	7.09%	1.25%	to	2.75%	-79.25%	to	-78.94%
2007	53	$11.71	to	$12.90	$663	8.16%	1.25%	to	2.75%	-2.83%	to	-1.35%
Oppenheimer Main Street Fund/VA
2011	130	$8.60	to	$9.70	$1,180	0.90%	1.49%	to	2.75%	-2.72%	to	-1.49%
2010	157	$8.84	to	$9.86	$1,462	1.14%	1.49%	to	2.75%	12.96%	to	14.39%
2009	176	$7.83	to	$8.64	$1,436	1.87%	1.49%	to	2.75%	24.81%	to	26.39%
2008	196	$6.27	to	$6.84	$1,280	1.52%	1.49%	to	2.75%	-40.14%	to	-39.38%
2007	213	$10.48	to	$11.31	$2,309	1.07%	1.49%	to	2.75%	1.58%	to	2.87%
PIMCO EqS Pathfinder Portfolio
2011	2,037	$9.47	to	$9.69	$19,549	0.19%	1.25%	to	3.15%	-7.67%	to	-5.86%
20108	5	$10.25	to	$10.28	$53	0.00%	1.25%	to	3.15%	1.73%	to	2.12%
PIMCO VIT All Asset Portfolio
2011	1,541	$12.63	to	$15.20	$21,873	7.50%	1.25%	to	3.30%	-1.35%	to	0.69%
2010	1,080	$12.66	to	$15.13	$15,279	8.18%	1.25%	to	3.30%	9.42%	to	11.69%
2009	470	$11.67	to	$13.58	$5,980	8.40%	1.25%	to	3.30%	17.63%	to	20.06%
2008	254	$10.04	to	$11.34	$2,737	6.74%	1.25%	to	3.15%	-18.46%	to	-16.89%
2007	166	$12.83	to	$13.67	$2,193	7.39%	1.25%	to	3.05%	5.06%	to	6.97%
PIMCO VIT Commodity RealReturn Strategy Portfolio
2011	699	$9.94	to	$11.21	$7,353	14.36%	1.25%	to	3.30%	-10.55%	to	-8.70%
2010	884	$11.08	to	$12.28	$10,195	14.43%	1.25%	to	3.30%	20.48%	to	22.98%
2009	862	$9.18	to	$9.98	$8,160	6.35%	1.25%	to	3.30%	36.93%	to	39.77%
2008	426	$6.69	to	$7.14	$2,930	4.84%	1.25%	to	3.15%	-45.54%	to	-44.49%
2007	172	$12.36	to	$12.87	$2,146	4.84%	1.25%	to	3.05%	19.52%	to	21.70%
PIMCO VIT Emerging Markets Bond Portfolio
2011	1,244	$13.75	to	$15.61	$18,742	5.33%	1.25%	to	3.30%	2.89%	to	5.01%
2010	1,330	$13.23	to	$14.86	$19,004	4.78%	1.25%	to	3.30%	8.53%	to	10.78%
2009	396	$12.19	to	$13.42	$5,087	5.80%	1.25%	to	3.30%	26.35%	to	28.97%
2008	144	$9.83	to	$10.40	$1,445	6.54%	1.25%	to	3.15%	-17.25%	to	-15.66%
2007	103	$11.85	to	$12.34	$1,235	5.76%	1.25%	to	3.05%	2.63%	to	4.50%

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2011

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
PIMCO VIT Global Advantage Strategy Bond Portfolio
201111	126	$9.73	to	$9.81	$1,236	0.65%	1.40%	to	3.30%	-3.26%	to	-2.44%
PIMCO VIT Global Bond Portfolio
2011	563	$12.23	to	$13.88	$7,473	2.55%	1.25%	to	3.30%	4.09%	to	6.24%
2010	487	$11.63	to	$13.06	$6,088	2.70%	1.25%	to	3.30%	8.03%	to	10.27%
2009	240	$10.84	to	$11.85	$2,721	3.13%	1.25%	to	3.30%	13.07%	to	15.41%
2008	171	$9.66	to	$10.26	$1,686	3.33%	1.25%	to	3.15%	-3.93%	to	-2.08%
2007	99	$10.07	to	$10.48	$1,005	3.39%	1.25%	to	3.05%	6.43%	to	8.38%
PIMCO VIT Global Multi-Asset Portfolio
2011	2,667	$10.22	to	$10.65	$28,218	1.90%	1.40%	to	3.30%	-4.92%	to	-3.10%
2010	1,238	$10.80	to	$10.99	$13,567	4.91%	1.40%	to	3.30%	7.74%	to	9.81%
20095	79	$9.98	to	$10.01	$795	1.08%	1.40%	to	3.30%	0.34%	to	0.70%
PIMCO VIT High Yield Portfolio
2011	1,171	$13.94	to	$17.18	$19,123	6.98%	1.25%	to	3.30%	0.02%	to	2.08%
2010	761	$13.92	to	$16.85	$11,969	7.26%	1.25%	to	3.30%	10.79%	to	13.08%
2009	668	$12.43	to	$14.93	$9,064	8.59%	1.25%	to	3.30%	34.31%	to	38.69%
2008	254	$9.44	to	$10.78	$2,528	7.88%	1.25%	to	3.15%	-25.92%	to	-24.49%
2007	239	$12.85	to	$14.14	$3,190	7.00%	1.25%	to	3.05%	0.39%	to	2.22%
PIMCO VIT Real Return Portfolio
2011	1,893	$13.30	to	$15.68	$28,050	2.06%	1.25%	to	3.30%	8.06%	to	10.30%
2010	1,488	$12.29	to	$14.22	$19,926	1.42%	1.25%	to	3.30%	4.60%	to	6.77%
2009	921	$11.73	to	$13.32	$11,481	3.13%	1.25%	to	3.30%	14.55%	to	16.92%
2008	685	$10.33	to	$11.39	$7,378	3.51%	1.25%	to	3.15%	-9.94%	to	-8.21%
2007	540	$11.57	to	$12.30	$6,396	4.70%	1.25%	to	3.05%	7.33%	to	9.29%
PIMCO VIT Total Return Portfolio
2011	4,270	$14.05	to	$18.98	$73,872	2.64%	1.25%	to	3.30%	0.26%	to	2.33%
2010	2,893	$14.01	to	$18.57	$49,034	2.41%	1.25%	to	3.30%	4.61%	to	6.77%
2009	1,791	$13.40	to	$17.42	$27,988	5.03%	1.25%	to	3.30%	10.37%	to	12.65%
2008	925	$12.53	to	$15.49	$12,759	4.44%	1.25%	to	3.15%	1.54%	to	3.50%
2007	682	$12.44	to	$14.75	$9,028	4.82%	1.25%	to	3.05%	5.48%	to	7.40%
PIMCO VIT Unconstrained Bond Portfolio
201111	275	$9.72	to	$9.80	$2,691	1.02%	1.40%	to	3.30%	-2.18%	to	-1.36%
SP International Growth Portfolio
2011	32	$5.40	to	$6.27	$193	0.46%	1.25%	to	2.75%	-17.61%	to	-16.37%
2010	33	$6.56	to	$7.51	$236	0.95%	1.25%	to	2.75%	10.72%	to	12.40%
2009	33	$5.92	to	$6.69	$212	1.03%	1.25%	to	2.75%	32.74%	to	34.74%
2008	46	$4.46	to	$4.97	$218	1.55%	1.25%	to	2.75%	-51.83%	to	-51.10%
2007	55	$9.26	to	$10.19	$529	0.43%	1.25%	to	2.75%	15.88%	to	17.64%

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2011

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Templeton Foreign Securities Fund
2011	444	$18.41	to	$24.92	$10,428	1.90%	1.25%	to	2.75%	-13.05%	to	-11.69%
2010	489	$21.18	to	$28.22	$13,117	2.04%	1.25%	to	2.75%	5.47%	to	7.16%
2009	531	$20.08	to	$26.34	$13,353	3.58%	1.25%	to	2.75%	33.32%	to	35.43%
2008	590	$15.06	to	$19.45	$11,026	2.59%	1.25%	to	2.75%	-42.00%	to	-41.07%
2007	678	$25.97	to	$33.00	$21,594	2.14%	1.25%	to	2.75%	12.31%	to	14.17%
Templeton Global Bond Securities Fund
2011	832	$28.31	to	$45.54	$33,634	5.47%	1.25%	to	3.30%	-4.08%	to	-1.99%
2010	512	$29.51	to	$46.46	$20,998	1.40%	1.25%	to	3.30%	10.73%	to	13.11%
2009	318	$26.61	to	$41.08	$11,428	13.96%	1.25%	to	3.30%	14.83%	to	17.33%
2008	209	$23.11	to	$35.01	$6,613	4.97%	1.25%	to	3.15%	2.90%	to	4.98%
2007	140	$25.30	to	$33.35	$4,446	2.76%	1.25%	to	3.05%	7.48%	to	15.16%
Templeton Growth Securities Fund
2011	698	$15.10	to	$21.77	$13,396	1.39%	1.25%	to	3.30%	-9.99%	to	-8.09%
2010	848	$16.73	to	$23.68	$17,576	1.52%	1.25%	to	3.30%	3.91%	to	6.24%
2009	778	$16.07	to	$22.29	$15,603	3.30%	1.25%	to	3.30%	26.85%	to	29.51%
2008	861	$12.63	to	$17.21	$13,480	1.89%	1.25%	to	3.15%	-44.12%	to	-42.94%
2007	812	$24.54	to	$30.17	$22,689	1.44%	1.25%	to	3.05%	-0.96%	to	4.43%

* These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as M&E and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest. Net investment income ratios may be calculated by applying applicable expense ratios.

** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units such as the contract maintenance charges and rider charges for the optional benefits Investment Protector and Income Protector, and expenses of the underlying funds are excluded. Rider charges are calculated daily beginning on the day after the rider effective date, and deducted for each quarter on the earlier of the following: at the end of the Business Day immediately before the Quarterly Anniversary, or when the final rider charge is deducted. The rider charges for the optional benefits Investment Protector and Income Protector range between 0.80% and 1.20% and are excluded from the expense ratio. Refer to footnote 2 for further details related to these rider charges. Mortality and expense risk and administrative charges for all funds in annuitized contracts are set at 1.40% and are excluded from the expense ratio.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect contract expenses of the variable account. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period and is not annualized.

**** Units Outstanding excludes units for annuitized contracts. Total Net Assets includes the net assets of the annuitized contracts.  Total net assets of annuitized contracts at December 31, 2011, 2010, 2009, 2008 and 2007, are $731, $946, $903, $795,  and $1,315, respectively.

1.	Period from May 1, 2007 (fund commencement) to December 31, 2007
2.	Period from September 20, 2007 (fund commencement) to December 31, 2007
3.	Period from May 1, 2008 (fund commencement) to December 31, 2008
4.	Period from April 23, 2009 (fund commencement) to December 31, 2009
5.	Period from October 23, 2009 (fund commencement) to December 31, 2009
6.	Period from April 30, 2010 (fund commencement) to December 31, 2010
7.	Period from September 17, 2010 (fund commencement) to December 31, 2010
8.	Period from October 15, 2010 (fund commencement) to December 31, 2010

(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2011

9.	Period from January 21, 2011 (fund commencement) to December 31, 2011
10.	Period from March 11, 2011 (fund commencement) to December 31, 2011
11.	Period from July 22, 2011 (fund commencement) to December 31, 2011

7.         SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued. No material subsequent events have occurred since December 31, 2011, that requires adjustment to the financial statements.